As filed with the Securities and Exchange Commission on February 24, 2012

1933 Act File No. [_______]

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Post-Effective Amendment No.	[ ]

(Check appropriate box or boxes)

BRIDGEWAY FUNDS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

20 GREENWAY PLAZA SUITE 450
HOUSTON, TEXAS 77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)
Registrant's Telephone Number, including Area Code: (713) 661-3500

Send Copies of Communications to:
JOHN N.R. MONTGOMERY CHAIRMAN, BRIDGEWAY CAPITAL MANAGEMENT, INC. 20 GREENWAY PLAZA SUITE 450 HOUSTON, TEXAS 77046 (NAME AND ADDRESS OF AGENT FOR SERVICE)	PRUFESH R. MODHERA, ESQ. STRADLEY, RONON, STEVENS, & YOUNG LLP 1250 CONNECTICUT AVE., NW, SUITE 500 WASHINGTON, DISTRICT OF COLUMBIA 20036

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Class N Shares of Beneficial Interest, no par value.

It is proposed that this filing will become effective on March 26, 2012, pursuant to Rule 488.

An indefinite amount of Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

Dear Shareholder,

Thank you for your continued investment in the Micro-Cap Limited Fund (the “MCL Fund”).  A special meeting (the “Meeting”) of the shareholders of the MCL Fund, a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), will be held on May 30, 2012, at 2:00 p.m., Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.  A Proxy Statement/Prospectus regarding the Meeting, a proxy card that explains how to vote online, by telephone, via mail, or at the Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

The primary purpose of the proposal discussed in the Proxy Statement/Prospectus (the “Reorganization”) is to combine your MCL Fund with the Ultra-Small Company Fund (the “USC Fund”).

The Board of Directors, including the independent directors, of Bridgeway Funds (the “Board”), as well as Bridgeway Capital Management, Inc. (the “Adviser”), believe that the Reorganization is in the best interests of shareholders of the MCL Fund.  Because of the small size of the MCL Fund, recent research on available capacity in the USC Fund, the efficiencies of a single Fund, and other considerations outlined in the accompanying materials, shareholders are being asked to approve the Reorganization.  If shareholders approve the Reorganization, you and fellow shareholders of the MCL Fund would have access to a similar investment strategy in the USC Fund through an anticipated tax-free transaction which converts MCL Fund shares into USC Fund shares.

Assets of the MCL Fund are below peak and ideal levels for efficiency and viability for ongoing operations.  The Board and the Adviser believe that the Reorganization is preferable to liquidation of the MCL Fund.  The Proxy Statement/Prospectus seeks your vote in favor of the Reorganization.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote online or sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the shareholder meeting, you may vote your shares in person.  If you expect to attend the shareholder meeting in person, or have questions, please notify us by calling (800) 661-3550.  You may also vote your shares by telephone by following the instructions that appear on the enclosed proxy card.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge, reminding you to vote your shares.

Sincerely,

________________________
Michael D. Mulcahy
President & Director

April 5, 2012

Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 30, 2012

A special meeting (the “Meeting”) of the shareholders of the Micro-Cap Limited Fund (the “MCL Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), will be held on May 30, 2012, at 2:00 p.m., Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, to vote on the following proposal (the “Proposal”):

To approve a Plan of Reorganization between the MCL Fund and Ultra-Small Company Fund (the “USC Fund”), a series of Bridgeway Funds, providing for: (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund.

Shareholders of record as of the close of business on March 19, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  The Proposal will be effected only if the MCL Fund’s shareholders approve the Proposal.

The Board of Directors of Bridgeway Funds (the “Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above Proposal as described in the Proxy Statement/Prospectus.

Please sign and promptly return each proxy card in the postage paid return envelope regardless of the number of shares owned.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

By Order of the Board of Directors,

Deborah L. Hanna, Secretary

April 5, 2012

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

Shareholders of the Micro-Cap Limited Fund (the “MCL Fund”) are being asked to consider and approve a Plan of Reorganization (the “Plan”) that will have the effect of combining the MCL Fund and the Ultra-Small Company Fund (the “USC Fund”), as summarized below.  The Plan provides for (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund (the “Reorganization”).

KEY QUESTIONS & ANSWERS

The following is a set of key questions and answers that summarize certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the prospectus and SAI of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and Exhibit F (which contains additional information about the USC Fund) carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the MCL Fund, you are being asked to consider and vote to approve the Plan under which your shares in the MCL Fund will be converted into shares of the USC Fund and the assets and liabilities of the MCL Fund will be transferred to the USC Fund.

If shareholders of the MCL Fund approve the Plan, shares of the MCL Fund will be exchanged for USC Fund shares of equal value, which will result in your holding shares of the USC Fund equal to the value of your shares of the MCL Fund.

 Has my Fund’s Board of Directors approved the Reorganization?

Yes.  The Board has carefully reviewed the Proposal and unanimously approved the Plan and the Reorganization.  The Board recommends that shareholders of the MCL Fund vote “FOR” the Plan.

 Why should I vote “FOR” the proposed Reorganization?

The Board of Directors, including the independent directors, of Bridgeway Funds (the “Board”), as well as Bridgeway Capital Management, Inc. (the “Adviser”), believe that the Reorganization is in the best interests of shareholders of the MCL Fund.  Because of the small size of the MCL Fund, recent research on available capacity in the USC Fund, the efficiencies of a single Fund, and other considerations outlined in the accompanying materials, shareholders are being asked to approve the Reorganization.  If shareholders approve the Reorganization, you and fellow shareholders of the MCL Fund would have access to a similar investment strategy in the USC Fund through an anticipated tax-free transaction which converts MCL Fund shares into USC Fund shares.  The USC Fund, which was launched in 1994, currently remains only open to existing investors who purchase directly from Bridgeway Funds.

Assets of the MCL Fund are below peak and ideal levels for efficiency and viability for ongoing operations.  The Board and the Adviser believe that the Reorganization is preferable to liquidation of the MCL Fund.

The Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization” section below.

 Will the USC Fund have different portfolio managers than the MCL Fund?

No.  The portfolio management team for the MCL Fund is the same as the portfolio management team for the USC Fund.  Exhibit F provides biographical information about the key individuals that comprise the portfolio management team for the USC Fund.

How do I vote on the Reorganization?

We recommend voting online.  However, there are several ways you can vote your shares, including in person at the meeting, by mail, by telephone, or online.  The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares.  If you properly fill in and sign your proxy card and send it to us in time to vote at the meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the Proposal, as recommended by the Board, and in their best judgment on other matters.

 When is the Reorganization expected to occur?

If shareholders of the MCL Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around June 4, 2012.

 How does the Reorganization affect USC Fund? Did the Board consider the impact to the USC Fund?

The Reorganization brings new assets into the USC Fund.  Increased assets will help lower operating expenses per share over time and improve viability of the USC Fund.  Further, the Board approved a reduction in the maximum expense ratio for the USC Fund from 2.00% to 1.85% to match that of the MCL Fund. The Board did consider the impact to the USC Fund and concluded that the Reorganization is in the best interests of the USC Fund as well.  Details of the considerations are noted in the Proxy Statement/Prospectus.  After the Reorganization, the USC Fund remains below historical peak asset levels and available capacity, thus the Adviser’s ability to manage to the Fund’s objective is not expected to be affected.  Nevertheless, due to the limited overall capacity of the USC Fund, the USC Fund will remain open only to existing investors who purchase directly from Bridgeway Funds, which will include former investors of the MCL Fund after the Reorganization is consummated.

 Why not close one or both Funds?

Because the USC Fund has available capacity and a similar strategy, the Reorganization appears to be preferable to liquidation of the MCL Fund.  For the USC Fund, the Adviser continues to believe there is a need and demand for this style inside a long-term asset allocation.  The Adviser’s research suggests that its statistically driven, evidence-based investment process has the potential to deliver superior results in this style over the long-term horizon (preferably 10 years or longer) that is recommended for this style.

 Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in the Proxy Statement/Prospectus and Exhibit F (which contains additional information about the USC Fund), in the prospectus of the MCL Fund, and in the SAI.  The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization.  You are encouraged to read the entire Proxy Statement/Prospectus.  If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call (800) 661-3550.

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

PROXY STATEMENT/PROSPECTUS

April 5, 2012

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Micro-Cap Limited Fund (the “MCL Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference.  This document is both the proxy statement of the MCL Fund and also a prospectus for Ultra-Small Company Fund (the “USC Fund”), which is also a series of Bridgeway Funds.  The MCL Fund and the USC Fund are series of a registered open-end management investment company.  The MCL Fund and the USC Fund collectively are referred to as the “Funds” and individually as a “Fund.”

A special meeting of the shareholders of the MCL Fund (the “Meeting”) will be held at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, on May 30, 2012, at 2:00 p.m., Central time.  At the Meeting, shareholders of the MCL Fund will be asked to consider the following proposal (the “Proposal”):

To approve a Plan of Reorganization between the MCL Fund and the USC Fund, providing for: (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund (the “Reorganization”).

The total value of the USC Fund shares that shareholders will receive in the Reorganization will be the same as the total value of the shares of the MCL Fund that shareholders held immediately prior to the Reorganization.  The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders of the MCL Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the MCL Fund for shares in the USC Fund.  No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board of Directors of Bridgeway Funds (the “Board”) has fixed the close of business on March 19, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  Shareholders of the MCL Fund on the Record Date will be entitled to one vote for each share of the MCL Fund held (and a proportionate fractional vote for each fractional share).  This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about April 5, 2012, to all shareholders eligible to vote on the Reorganization.

The Board has approved the Plan of Reorganization and has determined that the Reorganization is in the best interests of the MCL Fund and the USC Fund and will not dilute the interests of the existing shareholders of the MCL Fund or the USC Fund.  If shareholders of the MCL Fund do not approve the Reorganization, the Board will consider what further action is appropriate, including the possible liquidation of the MCL Fund.

Additional information about the Funds is available in the:

•	Prospectus for the MCL Fund and the USC Fund;

•	Annual and semi-annual reports to shareholders of the MCL Fund and the USC Fund; and

•	Statement of Additional Information (“SAI”) for the MCL Fund and the USC Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”).  A copy of the current prospectus of the MCL Fund dated October 31, 2011, as amended, is incorporated herein by reference and deemed to be part of this Proxy Statement/Prospectus.  Further information about the USC Fund, including information that is included in the USC Fund’s current prospectus dated October 31, 2011, as amended, is attached as Exhibit F.  The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The MCL Fund prospectus, the most recent annual report to shareholders – containing audited financial statements for the most recent fiscal year – and the most recent semi-annual report to shareholders of the MCL Fund have been previously mailed to shareholders and are available on the MCL Fund’s website at www.bridgeway.com.

Copies of all of these documents are available upon request without charge by visiting or writing to the MCL Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, Rhode Island 02940-8060, or calling (800) 661-3550.

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549-1520, or from the SEC’s website at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Funds.

TABLE OF CONTENTS

Page

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

On what am I being asked to vote?
Has my Fund’s Board of Directors approved the Reorganization?
Why should I vote “FOR” the proposed Reorganization?
Will the USC Fund have different portfolio managers than the MCL Fund?
How do I vote on the Reorganization?
When is the Reorganization expected to occur?
How does the Reorganization affect USC Fund? Did the Board consider the impact to the USC Fund?
Why not close one or both Funds?
Where can I find more information about the Funds and the Reorganization?

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

ADDITIONAL QUESTIONS AND ANSWERS

What effect will the Reorganization have on me as a shareholder?
Do you anticipate closing the Fund and at what levels?
How do the Funds’ investment objectives, principal investment strategies and risks compare?
How do the Funds’ expenses compare?
How do the performance records of the Funds compare?
How do the management, investment adviser and other service providers of the Funds compare?
How do the Funds’ purchase and redemption procedures and exchange policies compare?
How do the Funds’ sales charges compare?
Will there be any tax consequences resulting from the Proposal?
Is the USC Fund an appropriate investment alternative to shareholders of the MCL Fund?
Why is the Adviser moving away from the performance fee of the MCL Fund?
What will happen if shareholders of the MCL Fund do not approve the Reorganization?
What if I do not wish to participate in the Reorganization?
Why are you sending me the Proxy Statement/Prospectus?

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Investment Strategies
Comparison of Principal Risks of Investing in the Funds
Comparison of Fundamental and Non-Fundamental Investment Restrictions
Comparison of Share Classes and Distribution Arrangements
Comparison of Purchase and Redemption Procedures
Comparison of Distribution Policies
Forms of Organization and Securities to be Issued
Pending Litigation
Where to Find More Information

THE PROPOSED REORGANIZATION

Summary of Plan of Reorganization
Board Considerations in Approving the Reorganization
Federal Income Tax Considerations
Costs of the Reorganization

VOTING INFORMATION

Proxy Statement/Prospectus
Quorum Requirement and Adjournment
Vote Necessary to Approve the Plan
Effect of Abstentions and Broker “Non-Votes”
Proxy Solicitation
Other Meeting Matters
Share Ownership by Large Shareholders, Management and Directors

OTHER MATTERS

Capitalization
Dissenters’ Rights
Shareholder Proposals

WHERE TO FIND ADDITIONAL INFORMATION

Exhibits

EXHIBIT A Outstanding Shares of the MCL Fund
EXHIBIT B Ownership of the MCL Fund
EXHIBIT C Ownership of the USC Fund
EXHIBIT D Form of Plan of Reorganization
EXHIBIT E Financial Highlights
EXHIBIT F Additional Information about the USC Fund
A-1 B-1 C-1 D-1 E-1 F-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

Shareholders of the MCL Fund are being asked to consider and approve a Plan of Reorganization (the “Plan”) that will have the effect of combining the MCL Fund and the USC Fund, as summarized below.  The Plan provides for (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund.

ADDITIONAL QUESTIONS AND ANSWERS

The following are additional questions and answers that summarize certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the prospectus of the MCL Fund, Exhibit F (which contains additional information about the USC Fund), and the SAI of the Funds. Shareholders should read the entire Proxy Statement/Prospectus and Exhibit F carefully for more complete information.

 What effect will the Reorganization have on me as a shareholder?

You will hold shares of the USC Fund instead of shares of the MCL Fund after the Reorganization.  Specifically, immediately after the Reorganization, you will hold shares of the USC Fund that are equal in value to the shares of the MCL Fund that you held immediately prior to the closing of the Reorganization.  The key differences between the MCL Fund and the USC Fund are described in this Proxy Statement/Prospectus.  Exhibit F contains additional information about the USC Fund that you will hold shares of following the Reorganization, if approved.

 Do you anticipate closing the USC Fund and at what levels?

Yes.  Bridgeway has a reputation for closing funds early and that is not going to change.  When assets start to approach closing levels, shareholders will be notified. With expected assets of approximately $95 million in the USC Fund after the Reorganization, the Adviser believes there is sufficient capacity for growth.  Appropriate closing levels vary with market conditions, so a closing level is not being communicated at this time.  The USC Fund is currently and will remain open only to existing investors who purchase directly from Bridgeway Funds, which will include former investors of the MCL Fund after the Reorganization is consummated.

 How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Funds’ investment objectives are identical.  The principal investment strategies are substantially similar but focused on very small stocks of companies in slightly different ranges of market capitalization. The principal risks of the Funds are substantially the same, with some differences in the level of risk related to volatility.

The investment objective of each Fund is to seek to provide a long-term total return on capital, primarily through capital appreciation.  Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

The principal investment strategies are substantially similar.  Both Funds invest in a diversified portfolio of very small common stocks of companies in slightly different ranges of market capitalization.  As of June 30, 2011, the stocks of companies in the range of market capitalization for the USC Fund generally had a market capitalization of less than $578 million.  As of June 30, 2011, the stocks of companies in the range of market capitalization for the MCL Fund generally had a market capitalization of between $282 million and $949 million.  However, the USC Fund can invest in stocks of companies with a market capitalization that includes the capitalization range of stocks that the MCL Fund invests in.

The risks of owning shares of the USC Fund are substantially similar to the risks of owning shares of the MCL Fund, although each Fund has a different level of volatility risk.  The stocks of companies that the USC Fund invests in typically exhibit significantly greater volatility than stocks of companies that the MCL Fund invests in.  In addition, the MCL Fund may invest in a smaller number of companies than the USC Fund, which will likely add to the MCL Fund’s volatility.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS - Comparison of Principal Investment Strategies” and “Comparison of the Principal Risks of Investing in the Funds” compare the principal investment strategies and risks of the USC Fund and the MCL Fund and highlight certain key differences.

 How do the Funds’ expenses compare?

The tables below provide a summary comparison of the expenses of the MCL Fund and the USC Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization.  The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.

Over the long-term, the USC Fund is expected to have lower expenses than the MCL Fund.  However, due to the performance-based fee structure of the MCL Fund, the management fee and total annual fund operating expenses of the MCL Fund are currently below the USC Fund.

The USC Fund has a management fee structure that applies a fixed base fee rate schedule to the Fund’s average daily net assets during the month and there is no performance fee adjustment.  The MCL Fund has a performance-based advisory fee structure that applies the same fixed base fee rate schedule as the USC Fund to the Fund’s average daily net assets during the previous quarter plus or minus a performance fee adjustment (“Performance Adjustment”) calculated by applying a variable rate (positive or negative) (“Performance Adjustment Rate”) to the Fund’s average daily net assets during the performance measurement period, which is a five-year rolling period ending on the last day of the quarter (the “Performance Period”).  The Performance Adjustment Rate of the MCL Fund ranges from -0.70% to 0.70%.  The Performance Adjustment Rate varies with the Fund’s performance as compared to the performance of the Cap-Based Portfolio 9 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”) (the “Index”) as published after the close of the market on the last day of the Performance Period.

For the MCL Fund, the Performance Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

In summary, for the MCL Fund, the base fee rate and the Performance Adjustment Rate are applied separately. The base fee rate is applied to the Fund’s average net assets over the most recent quarter, while the Performance Adjustment Rate is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period for the Fund.

Expense Tables and Expense Examples*

Current	Pro Forma

	Micro-Cap Limited Fund (MCL Fund)	Ultra-Small Company Fund (USC Fund)	Micro-Cap Limited Fund + Ultra-Small Company Fund (assumes Reorganization is completed)

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%1	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None	None
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Other Expenses	0.68%	0.28%	0.29%
Total Annual Fund Operating Expenses	1.58%	1.18%	1.19%

*
Expense ratios reflect annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectus) of the MCL Fund and the USC Fund (June 30, 2011). Pro forma numbers are estimated as if the Reorganization had been completed as of January 1, 2011 and reflect the expense ratio for the period from January 1, 2011 to December 31, 2011, and do not include the estimated costs of the Reorganization. The MCL Fund and the USC Fund will not bear any Reorganization costs (excluding brokerage costs, if any).  For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

1
The management fee for the MCL Fund has been restated to reflect only the base management fee payable under the MCL Fund’s performance-based management fee structure. The total actual management fee for the fiscal year ended June 30, 2011 was -0.36% (see page 68 of the MCL Fund’s prospectus for more details). The actual total management fee for the prior fiscal year was negative due to the negative performance adjustment of the investment management fee under the MCL Fund’s performance-based management fee structure. As a result of the restatement, the management fee shown in the table above will be higher than that included in the expense ratio shown in the Financial Highlights table for the MCL Fund.

Expense Example*

This Example is intended to help you compare the costs of investing in the MCL Fund and the USC Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in the USC Fund after giving effect to the Reorganization of the MCL Fund into the USC Fund are also provided.  All costs are based upon the information set forth in the Fee Tables above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements.  To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Fund/Class	One Year	Three Years	Five Years	Ten Years
Micro-Cap Limited Fund (MCL Fund)	$ 161	$ 499	$ 860	$ 1,878
Ultra-Small Company Fund (USC Fund) -	120	375	649	1,432
Combined Pro forma MCL Fund + USC Fund (assuming the Reorganization is completed)	121	378	654	1,443

*
The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the Funds’ current prospectus) of the MCL Fund and the USC Fund (June 30, 2011). Pro forma numbers are estimated as if the Reorganization had been completed as of January 1, 2011 and reflect the expense ratio for the period from January 1, 2011 to December 31, 2011, and do not include the estimated costs of the Reorganization. The MCL Fund and the USC Fund will not bear any Reorganization costs (excluding brokerage costs, if any).  For more information on the costs of the Reorganization to be borne by the Funds, see “Costs of the Reorganization” below.

The Example is not a representation of past or future expenses.  Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect each Fund’s performance.

During the most recent fiscal year, the MCL Fund’s portfolio turnover rate was 111% of the average value of its portfolio.  During the most recent fiscal year, the USC Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION - Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

 How do the performance records of the Funds compare?

The MCL Fund outperformed the USC Fund for the one-year period, and the USC Fund outperformed the MCL Fund for the five-year and ten-year periods.

The performance history of each Fund for certain periods as of December 31, 2011, is shown below.  The table shows how each Fund’s average annual returns for various periods compare with those of an appropriate measure of market performance, based on their respective investment strategies.  The returns below may not be indicative of a Fund’s future performance.  The prospectus for the Funds contains additional performance information under the headings “Performance Information” and “Financial Highlights.”  Additional performance information and a discussion of performance are also included in each Fund’s most recent annual and semi-annual report to shareholders.

Average Annual Total Returns*
	1 Year	5 Years	10 Years
Ultra-Small Company Fund (USC Fund) (inception date: August 5, 1994) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(14.64%) (14.90%) (9.40%)	(3.87%) (4.40%) (3.26%)	9.53% 7.81% 8.22%
CRSP Cap-Based Portfolio 10 Index (reflects no deductions for fees, expenses or taxes)	(13.98%)	(0.86%)	10.11%
Micro-Cap Limited Fund (MCL Fund) (inception date: June 30, 1998) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(9.48%) (9.93%) (5.98%)	(5.31%) (5.56%) (4.53%)	3.34% 1.86% 2.65%
CRSP Cap-Based Portfolio 9 Index (reflects no deductions for fees, expenses or taxes)	(7.12%)	1.27%	7.16%
*           After-tax returns are calculated using the historical highest individual federal marginal income tax rates and donot reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation andmay differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

 How do the management, investment adviser and other service providers of the Funds compare?

The portfolio management team is the same for both Funds.  The Adviser, an SEC registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for the performance-based advisory fee structure of the MCL Fund as discussed above) for each Fund.  Each Fund is also overseen by the same Board and officers.

The Adviser, a Texas corporation, was incorporated in 1993.  The Adviser offers competitively priced, expertly designed investment building blocks to selected institutions and advisors.  Statistically driven and grounded in academic theory, the Adviser’s disciplined investment process reflects passion for logic, data and evidence.  Putting investors’ interests first is a hallmark of the firm’s unique culture and core business values of integrity, performance, cost efficiency, and service.  Committed to community impact, the Adviser donates 50% of its investment advisory fee profits to non-profit organizations.

All other key service providers are the same for both Funds.  The other key service providers to the MCL Fund, including the administrator, transfer agent, custodian, distributor and auditor, provide the same or substantially the same services to the USC Fund.  The USC Fund’s prospectus and SAI describe the services and other arrangements with these service providers.

 How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for the MCL Fund are the same as those of the USC Fund.  However, the USC Fund is currently and will remain open only to existing investors who purchase directly from Bridgeway Funds, which will include former investors of the MCL Fund after the Reorganization is consummated.

 How do the Funds’ sales charges compare?

The MCL Fund and the USC Fund do not charge any sales charges.

 Will there be any tax consequences resulting from the Proposal?

The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the MCL Fund anticipates receiving a legal opinion to that effect (although there can be no assurance that the Internal Revenue Service will adopt a similar position).  This means that shareholders of the MCL Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the MCL Fund for shares in the USC Fund.  Before the Reorganization, the MCL Fund will declare one or more dividends, and the USC Fund may declare a dividend, payable at or near the time of Closing (defined below) to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable.  Such distributions, if made, are anticipated to be made in the 2012 calendar year and the distribution may be taxable to shareholders in such year for federal income tax purposes. A portion of the MCL Fund’s portfolio assets may be sold in connection with the Reorganization as distinct from normal portfolio turnover.  Such repositioning of the MCL Fund’s portfolio assets may occur before or after the Closing of the Reorganization.  This may result in the realization of ordinary income and capital gains, reduced by any available capital loss carryovers, that would be distributed to shareholders.  Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

 Is the USC Fund an appropriate investment alternative to shareholders of the MCL Fund?

Given the identical objective and similar investment strategies of the Funds, the USC Fund appears to be an appropriate investment for MCL Fund shareholders.  The MCL Fund opened in 1998 with the intent of proving that the size disadvantage of micro-cap versus ultra-small could be overcome by taking some larger positions in better performing, less liquid micro-cap stocks.  This is a liquidity argument; thus, the “limited” in the name of the MCL Fund (taking larger positions in less liquid stocks and closing at a very low level of assets, i.e. a “limited edition” level).  In spite of the MCL Fund’s inception-to-date outperformance versus its primary benchmark, the  CRSP Cap-Based Portfolio 9 Index, the USC Fund has outperformed the MCL Fund over the 5- and 10-year periods by a significant margin.  Given the small size of the MCL Fund, additional capacity currently available in the USC Fund, and the identical investment objective of the Funds, the Adviser believes that the Reorganization is the preferred option to provide possible performance improvements to shareholders of the MCL Fund.  By approving the Reorganization, MCL Fund shareholders will have access to the investment strategy of the USC Fund through a tax efficient transaction.

 Why is the Adviser moving away from the performance fee of the MCL Fund?

The benefits of moving MCL Fund shareholders into a similar strategy with limited capacity and availability and making the combined fund more viable long-term seem to outweigh the benefits of retaining the performance fee structure.  The Adviser continues to offer performance fees on some of its other funds.  Performance fees were not an option for the USC Fund when it was launched, and the benefits do not seem to outweigh the shareholder expenses associated with making that change now (i.e., the change would require bearing the costs of holding a shareholder meeting to approve the change).

 What will happen if shareholders of the MCL Fund do not approve the Reorganization?

If shareholders of the MCL Fund do not approve the Reorganization, the Board will consider what further action is appropriate, including the possible liquidation of the MCL Fund.

 What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the MCL Fund converted into shares of the USC Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

 Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the MCL Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning your MCL Fund.  This Proxy Statement/Prospectus contains information that shareholders of the MCL Fund should know before voting on the proposed Reorganization.  This document is both a proxy statement of the MCL Fund and also a prospectus for the USC Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

 Comparison of Principal Investment Strategies

The following section compares the principal investment strategies of the MCL Fund with the principal investment strategies of the USC Fund and highlights any key differences.  In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in the MCL Fund’s prospectus, Exhibit F (which contains additional information about the USC Fund), and SAI.  The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents.  A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

Investment Objectives.  The MCL Fund’s and USC Fund’s investment objectives are identical.  The investment objective of each Fund is to seek to provide a long-term total return on capital, primarily through capital appreciation.  Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

Investment Strategies.  The principal investment strategies of the MCL Fund are substantially similar, but not identical, to the principal investment strategies of the USC Fund.

The primary difference in the principal investment strategies of the MCL Fund and the USC Fund is the range of market capitalization from which stocks are selected.

The USC Fund invests in a diversified portfolio of common stocks of ultra-small companies.  Under normal circumstances, the USC Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in “ultra-small company” stocks based on company size at the time of purchase.  For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or the Cap-Based Portfolio 10 Index as defined by the University of Chicago's Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2011, the stocks in this group generally had a market capitalization of less than $578 million.

The MCL Fund invests in a diversified portfolio of common stocks of micro-cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in micro-cap company stocks based on company size at time of purchase. For purposes of the Fund's investments, “micro-cap companies” are defined as those: (i) companies that have a market capitalization the size of the second and third smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 8 Index or Cap-Based Portfolio 9 Index as defined by the University of Chicago's Center for Research in Security Prices (“CRSP”). A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2011, the stocks in this group generally had a market capitalization between $282 million and $949 million.

The Adviser selects stocks for both Funds using a proprietary statistically driven approach.

Each Fund may invest up to 15% of its total assets in foreign securities. For purposes of either Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.  Both Funds may engage in active and frequent trading.

Repositioning Costs.  The Reorganization may result in the sale of some of the portfolio securities of the MCL Fund following the Reorganization as the USC Fund’s portfolio managers align the combined portfolio with the USC Fund’s investment strategy.  The transaction costs incurred in connection with the sale of such portfolio securities following the Reorganization is estimated not to be material.

Comparison of Principal Risks of Investing in the Funds

The risks of owning shares of the USC Fund are substantially similar to the risks of owning shares of the MCL Fund.

The market price of ultra-small company stocks purchased by the USC Fund and micro-cap stocks purchased by the MCL Fund typically exhibit much greater volatility than large-company shares.  In addition, ultra-small company stocks purchased by the USC Fund also typically exhibit significantly greater volatility than small-company stocks and even micro-cap company stocks purchased by the MCL Fund.  In addition, the MCL Fund may also invest in a smaller number of companies, which will also likely add to the MCL Fund’s volatility.  Therefore, shareholders of the Funds are exposed to the risks associated with volatility and could lose money.

The Funds are also subject to the risk that ultra-small company stocks purchased by the USC Fund and micro-cap company stocks purchased by the MCL Fund will underperform other kinds of investments for a period of time.

A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Funds’ performance and may increase share price volatility.  Moreover, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.

Investments in foreign securities can be more volatile than investments in U.S. securities.

For further information on the risks associated with the USC Fund, see Exhibit F (which contains additional information about the USC Fund) and the “Additional Information on Portfolio Instruments, Strategies, Risks and Investment Policies” section of the USC Fund’s SAI.

 Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted fundamental investment restrictions concerning, among other things, diversification of the Fund’s investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities.  The fundamental and non-fundamental investment restrictions of the MCL Fund and those of the USC Fund are the same.  Fundamental investment restrictions of a Fund cannot be changed without shareholder approval.  Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board of Directors.

Both the MCL Fund and the USC Fund may be subject to other investment restrictions that are not identified above.  A full description of the MCL Fund’s and the USC Fund’s investment policies and restrictions may be found in the Funds’ SAI.

 Comparison of Share Classes and Distribution Arrangements

The Funds currently offer only Class N shares.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that permits the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares.  In this plan, the Adviser has agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding for each Fund.  Therefore, the Funds do not bear any of these costs.

 Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the MCL Fund and the USC Fund are substantially the same.  However, the USC Fund is currently and will remain open only to existing investors who purchase directly from Bridgeway Funds, which will include former investors of the MCL Fund after the Reorganization is consummated.   Each Fund offers shares through its distributor on a continuous basis.  Shares of the Funds may be purchased directly through the transfer agent and through other authorized financial intermediaries. Investors may purchase both initial and additional shares by mail, wire or the internet.  Exhibit F (which contains additional information about the USC Fund) describes in detail how shareholders can purchase USC Fund shares.  The Funds each require a minimum investment of $2,000.  Some retirement plans may have lower minimum initial investment requirements.  Exhibit F also describes the types of accounts to which the minimum initial investment applies.  Certain exemptions apply as set forth in the MCL Fund’s prospectus and Exhibit F.  See the MCL Fund’s prospectus and Exhibit F for details.

 Comparison of Distribution Policies

The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December. The Funds occasionally may be required to make supplemental distributions at some other time during the year.  Each Fund automatically reinvests any dividends from net investment income or capital gains distributions, unless otherwise instructed by a shareholder to pay dividends and distributions in cash.

 Forms of Organization and Securities to be Issued

The USC Fund and the MCL Fund are both series of Bridgeway Funds, Inc., a Maryland corporation, with the same governing instruments, including articles of incorporation and bylaws.  As a result, there are no material differences between the rights of shareholders under the governing state laws of the MCL Fund and the USC Fund.  Each share of the USC Fund and MCL Fund represents an equal proportionate interest with each other share of the USC Fund and MCL Fund, as the case may be, and each such share is entitled to equal dividend, liquidation, redemption and voting rights as each other share of the USC Fund or MCL Fund, as the case may be.  Shareholders of each Fund vote together on all matters except where class voting is required by Bridgeway Fund’s governing instruments, in which case shareholders of a Fund will have exclusive voting rights on matters affecting only that Fund. The assets and liabilities of each Fund are legally separate from each other and from the assets and liabilities of any other fund that is a series of Bridgeway Funds.  More information about the voting, dividend and other rights associated with shares of the Funds can be found in the Funds’ SAI.

At the Closing (defined below), USC Fund shares will be credited to MCL Fund shareholders only on a book-entry basis.  The USC Fund shall not issue certificates representing shares in connection with the exchange of MCL Fund shares, irrespective of whether MCL Fund shareholders hold their shares in certificated form.  At the Closing, all outstanding certificates representing shares of the MCL Fund will be cancelled.

Pending Litigation

There is no material pending litigation against the Bridgeway Funds.

 Where to Find More Information

For more information with respect to each Fund concerning the following topics, please refer to the following sections of the MCL Fund’s prospectus and Exhibit F (which contains additional information about the USC Fund):  (i) see “Management of the Funds” for more information about the management of a Fund; (ii) see “Shareholder Information” for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see “Shareholder Information” for more information about the pricing, purchase, redemption and repurchase of shares of a Fund, tax consequences to shareholders of various transactions in shares of a Fund, and distribution arrangements of a Fund.

THE PROPOSED REORGANIZATION

 Summary of Plan of Reorganization

            The terms and conditions under which the Reorganization may be consummated are set forth in the Plan.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Exhibit D to this Proxy Statement/Prospectus.

If shareholders of the MCL Fund approve the Plan and the other closing conditions set forth in the Plan are satisfied (i) all of the shares of the MCL Fund will be converted into that number of full and fractional shares of the USC Fund determined in the manner described below and (ii) all of the assets and liabilities of the MCL Fund will become assets and liabilities of the USC Fund.

The “Valuation Date” shall be on June 1, 2012 or such later date as the Bridgeway Funds may determine. If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on the first business day following the Valuation Date (the “Closing Date”).  Prior to or contemporaneously with the Closing, the MCL Fund will, among other things, discharge all of the liabilities (as defined below) on its books on the Valuation Date and will pay such contingent liabilities as the Board reasonably determines exist against the MCL Fund, if any, at the close of business on the Valuation Date (all of the assets of the MCL Fund as of the close of business on the Valuation Date, less the liabilities of the MCL Fund as of such date is referred to herein as the “Net Assets”).  To the extent that any liabilities of the MCL Fund are not discharged on or prior to the Valuation Date, the USC Fund shall assume such liabilities. At the Closing, the Corporation shall have provided for delivery to the USC Fund’s custodian the assets of the MCL Fund to be transferred to the USC Fund.

The number of shares of stock of the USC Fund to be issued in the Reorganization (including fractional shares, if any) shall be determined by dividing the Net Assets of the MCL Fund by the net asset value of a share of the USC Fund. The shares of stock of the MCL Fund held by each MCL Fund shareholder will be converted into that number of shares of stock of the USC Fund equal in aggregate net asset value to the aggregate net asset value of the shares of stock of the MCL Fund held by such shareholder as of the close of business on the Valuation Date.  Accordingly, the value of your account with the USC Fund immediately after the Reorganization will be the same as the value of your account with the MCL Fund immediately prior to the Reorganization.

The MCL Fund will declare on or prior to the Valuation Date, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of the MCL Fund’s investment company taxable income  for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of the MCL Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

 The MCL Fund and the USC Fund will be required to make representations and warranties in the form of Plan that are customary in matters such as the Reorganization.

 If shareholders of the MCL Fund do not approve the Plan or if the Reorganization does not otherwise close, the Board will consider what additional action to take, including liquidation of the MCL Fund.  The Plan may be terminated and the Reorganization may be abandoned at any time by Bridgeway Funds.  The Plan may be amended or modified in a writing signed by the Board.

 Board Considerations in Approving the Reorganization

Based on the considerations described below, the Board, including the directors who are deemed to be independent directors (each, an “Independent Director” and, collectively, the “Independent Directors”) under the 1940 Act, on behalf of the MCL Fund and the USC Fund, have determined that the Reorganization would be in the best interests of such Funds and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization.

At a meeting of the Board held on February 10, 2012, the Adviser presented the Plan to the Board and provided the Board with data and analysis regarding the Reorganization.  At the meeting, the Board considered a number of factors, including the following:

•	The MCL Fund’s investment objective is the same as the USC Fund’s investment objective;

•	The substantial similarity of the MCL Fund’s principal investment strategies and principal risks with the principal investment strategies and principal risks of the USC Fund;

•	The absolute and relative size of the MCL Fund, as compared to the USC Fund, both before and after the Reorganization;

•	The relative past and current growth/redemptions in assets of the MCL Fund compared to the USC Fund and the anticipated future inability of both Funds to separately achieve satisfactory growth;

•	The relative expense ratios and advisory fees, including performance-based advisory fees, of the MCL Fund compared to the USC Fund;

•	The absolute and relative investment performance of the Funds, as of December 31, 2011;

•	The anticipated federal income tax consequences of the Reorganization with respect to each Fund and its shareholders;

•	The estimated costs of the Reorganization and the extent to which the Funds would bear any such costs; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

The Board noted that the investment objective for the MCL Fund is identical to the investment objective of the USC Fund.  The Board considered that the investment strategies and policies of the MCL Fund are substantially similar to those of the USC Fund.  The Board considered that, at a broad level, the Funds invest in many of the same types of securities.  However, the Board noted that while each Fund may invest in very small common stocks, the USC Fund invests in smaller stocks, in terms of market capitalization, than the MCL Fund.

The Board also reviewed the appropriateness of merging the MCL Fund into the USC Fund.  The Board reviewed that, as of the December 31, 2011, the USC Fund had approximately $75 million in net assets and the MCL Fund had approximately $20 million in net assets.  The Board also noted that, given the absolute size of the MCL Fund, liquidation was a strong consideration.  However, combining the MCL Fund with the USC Fund is preferable for shareholders from an administrative and tax perspective and retains flexibility for shareholders to redeem at a time of their own choosing.  The Board reviewed the Adviser’s reasons for the Reorganization, and, in particular, the following.  First, the Board reviewed that the asset base of the MCL Fund is small and likely will remain small per the design of the Fund and lack of investor interest over the long-term.  Second, the Board reviewed that the USC Fund has a longer history than the MCL Fund and is one of the three original series of Bridgeway Funds.  Third, long-term historical performance of the USC Fund and investment research results of the Adviser suggest that the USC Fund’s strategy is advantageous over the long-term.  Fourth, the Adviser anticipates that the consolidated USC Fund will have capacity that meets or exceeds the historical level of assets achieved in each of the Funds, and recent investment research suggest additional capacity is available to the USC Fund that was not anticipated when the USC Fund originally closed.

The Board considered the potential benefits afforded by a larger fund, such as the potential for greater economies of scale.  The Board reviewed the information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the expense tables included in a previous section), which indicated that the net total annual operating expense ratios after the reorganization would be higher than the current expense ratio of the MCL Fund.  The Board noted that the MCL Fund shareholders will experience an increase in the expense ratio primarily due to the elimination of the performance adjustment to the advisory fee. The Board considered that both Funds’ expenses are below peer averages and the USC Fund will remain below peer averages after the Reorganization.

In deciding whether to recommend approval of the Proposal to shareholders, the Board also considered the fees and expense ratios of the MCL Fund compared to the USC Fund and the impact of existing expense caps.  The Board approved the Adviser’s recommendation to reduce the expense cap of the USC Fund from 2.00% to 1.85% to match the 1.85% expense cap of the MCL Fund.  The Board also reviewed the performance-based advisory fee structure of the MCL Fund.  Specifically, the Board noted that the base fee of each Fund is the same.  However, the Board considered that the MCL Fund’s performance adjustment to the base fee is +/- 0.70% compared to no performance adjustment to the USC Fund’s base fee.

With respect to performance, the Board considered that the MCL Fund outperformed the USC Fund for the one-year  period, and the USC Fund outperformed the MCL  Fund for the three-year, five-year and ten-year periods.

The Adviser informed the Board that the Reorganization will be structured as a tax-free reorganization.  The Adviser also informed the Board that the Adviser would bear the costs (excluding brokerage costs, if any) related to the Reorganization, including the costs associated with the solicitation of proxies.

The Board noted that the Reorganization will not dilute the interests of either Fund’s shareholders, because the MCL Fund and the USC Fund use identical valuation methodologies, the Reorganization will be effected at relative net asset value, and all of the MCL Fund’s shareholders will receive full value for their shares to be converted into the USC Fund.  All MCL Fund shareholders of record will also receive their pro rata share of undistributed net income and undistributed realized capital gains prior to the date of the Reorganization.  Therefore, the Adviser noted to the Board that the Reorganization will not result in any dilution of interests.

The Board noted that the Reorganization will permit shareholders continued exposure to the investment strategies without interruption and with minimal brokerage/transaction costs.    The Reorganization will also add assets to the USC Fund, hopefully leading to economies of scale in the long-term.  For the foregoing reasons, the Adviser noted that the Reorganization will be in the best interests of the MCL Fund and the USC Fund and their respective shareholders.

The Board approved the Plan, concluding that the Reorganization is in the best interests of the MCL Fund and the USC Fund, and that the interests of existing shareholders of the MCL Fund and USC Fund will not be diluted as a result of the Reorganization.  The Directors approving the Plan and making the foregoing determinations included all of the Independent Directors.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS OF BRIDGEWAY
FUNDS, INC., ON BEHALF OF THE MICRO-CAP LIMITED FUND, RECOMMENDS THAT YOU VOTE
FOR THE PROPOSAL.

If the shareholders of the MCL Fund do not approve the Plan, the Board may consider other possible courses of action for the MCL Fund.

 Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax considerations that are expected to result from the Reorganization of the MCL Fund into the USC Fund are as follows:

•	no gain or loss will be recognized by the MCL Fund or the shareholders of the MCL Fund as a result of the Reorganization;

•	no gain or loss will be recognized by the USC Fund as a result of the Reorganization;

•	the aggregate tax basis of the shares of the USC Fund to be received by a shareholder of the MCL Fund will be the same as the shareholder’s aggregate tax basis of the shares of the MCL Fund; and

•
the holding period of the shares of the USC Fund  received by a shareholder of the MCL Fund will include the period that a shareholder held the shares of the MCL Fund  (provided that such shares of the MCL Fund are capital assets in the hands of such shareholder as of the Closing).

  Neither the MCL Fund nor the USC Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the MCL Fund and the USC Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the MCL Fund and the USC Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the MCL Fund, USC Fund, or any MCL Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See “Where to Find Additional Information.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the MCL Fund would recognize gain or loss on the transfer of its assets to the USC Fund and each shareholder of the MCL Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its MCL Fund shares and the fair market value of the shares of the USC Fund it receives.

A portion of the MCL Fund’s portfolio assets may be sold in connection with the Reorganization as distinct from normal portfolio turnover.  Such repositioning of the MCL Fund’s portfolio assets may occur before or after the Closing of the Reorganization.  This may result in the realization of ordinary income and capital gains, reduced by any available capital loss carryovers, that would be distributed to shareholders. To the extent such repositioning occurs before Closing, it is not anticipated that the sale of the MCL Fund’s assets will result in any material amounts of ordinary income or capital gain to be distributed to MCL Fund shareholders based on the MCL Fund’s net unrealized appreciation in the value of its portfolio assets at December 31, 2011 and available capital loss carryovers. To the extent such repositioning occurs after Closing, the amount of any ordinary income and capital gains that may be realized and distributed to the shareholders of the combined Fund will depend upon a variety of factors, including the MCL Fund’s net unrealized appreciation in the value of its portfolio assets at that time and any limitations on the use by the combined Fund of available capital loss carryovers as discussed below.

Prior to the Closing of the Reorganization, the MCL Fund will distribute, and the USC Fund may distribute, to their respective shareholders any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable.  Such distributions, if made, are anticipated to be made in the 2012 calendar year and would be taxable to shareholders in such year.

The tax attributes, including capital loss carryovers, of the MCL Fund move to the USC Fund in the Reorganization.  The capital loss carryovers of the MCL Fund and the USC Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing.  First, the capital loss carryovers of each Fund that experiences a more than 50% ownership change in a Reorganization (that is, the MCL Fund as the smaller Fund), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period.  The annual limitation will generally equal the net asset value of the MCL Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. If the MCL Fund has net unrealized built-in gains at the time of Closing of the Reorganization (i.e., net unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year.  Second, if a Fund has built-in gains at the time of closing that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  Third, the capital losses of the MCL Fund that may be used by the USC Fund (including to offset any “built-in gains” of the MCL Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the USC Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, the Reorganization may result in an earlier expiration of the MCL Fund’s capital loss carryovers because the Reorganization may cause the MCL Fund’s tax year to close early in the year of the Reorganization.

    The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010) for regulated investment companies regardless of whether such regulated investment company is a party to a reorganization.  Consequently, these capital losses can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the USC Fund, post-Closing, of the MCL Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	MCL Fund [target fund] (000,000s)	USC Fund [acquiring fund] (000,000s)
	at 12/31/11	at 12/31/11
Capital Loss Carryovers
Expiring 2017	($3.9)	($2.3)
Expiring 2018	($4.5)	($1.4)
Aggregate Capital Loss Carryovers on a Tax Basis (1)	($8.8)	($6.0)
Unrealized Net Appreciation/ (Depreciation) In Investments on a Tax Basis	$0.2	$1.5
Net asset value	$19.9	$75.1
Annual Limitation (2)	$0.7	N/A

(1)	Based on capital loss carryovers at June 30, 2011; includes realized gain or loss for the current fiscal year determined on the basis of generally accepted accounting principles.
(2)	Based on the long-term tax-exempt rate for ownership changes during March, 2012 of 3.55%.

Based upon the MCL Fund’s capital loss position at June 30, 2011, the annual limitation on the use of the MCL Fund’s aggregate capital loss carryovers will likely limit the use of such losses by the USC Fund, post-Closing, to offset capital gains, if any, it realizes.  The effect of the annual limitation may be to cause the combined Fund, post-Closing, to distribute more capital gains in a taxable year than might otherwise have been the case if no such limitation had applied.  The aggregate capital loss carryovers of the USC Fund may continue to be available, provided the USC Fund is the larger of the two Funds on the Closing Date.  The ability of the USC Fund to absorb its own capital loss carryovers and those of the MCL Fund post-Closing depends upon a variety of factors that cannot be known in advance. For more information with respect to each Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.

Shareholders of the MCL Fund will receive a proportionate share of any taxable income and gains realized by the USC Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the USC Fund.  As a result, shareholders of the MCL Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the USC Fund following the Reorganization has proportionately greater net unrealized appreciation in its portfolio investments as a percentage of its net asset value than the MCL Fund, shareholders of the MCL Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. At December 31, 2011, the MCL Fund’s net unrealized appreciation (depreciation) in value of its portfolio investments on a tax basis as a percentage of its net asset value is 1% compared to the USC Fund of 2%, and on a combined basis of 2%.

 After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.

 Costs of the Reorganization

The total estimated costs of the Reorganization for the MCL Fund, as well as the estimated proxy solicitation costs for the MCL Fund, which are part of the total Reorganization costs, are estimated to be $[xx] and $[xx], respectively.  The Adviser will bear the Reorganization costs of both the MCL Fund and the USC Fund (excluding brokerage costs, if any).  The costs of the Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus, and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization.

VOTING INFORMATION

 Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting.  This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting.  MCL Fund shareholders may vote by appearing in person at the Meeting and following the instructions below.  You do not need to attend the Meeting to vote, however.  Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about April 5, 2012, to all shareholders entitled to vote.  Shareholders of record of the MCL Fund as of the close of business on March 19, 2012 (the “Record Date”), are entitled to vote at the Meeting.  The number of outstanding shares of each class of the MCL Fund on the Record Date, can be found at Exhibit A.  Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting.  If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the MCL Fund in writing at the address of the MCL Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.  However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

 Quorum Requirement and Adjournment

 One-third, or thirty-three and one-third percent (331/3%), of the issued and outstanding shares of the MCL Fund that are entitled to vote will be considered a quorum for the transaction of business.  If a quorum of shareholders of the MCL Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting of the MCL Fund to permit further solicitation of proxies.

 Any business that might have been transacted at the Meeting with respect to the MCL Fund may be transacted at any such adjourned session(s) at which a quorum is present.  The Meeting may be adjourned by vote of the holders of a majority of the shares present, in person or by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the MCL Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Vote Necessary to Approve the Plan

The Board has unanimously approved the Plan, subject to shareholder approval.  Shareholder approval of the Plan requires the affirmative vote of more than 50% of the outstanding shares of the MCL Fund.

 Effect of Abstentions and Broker “Non-Votes”

 All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

 Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the MCL Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The MCL Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

 Proxy Solicitation

The MCL Fund has engaged the services of Broadridge (the “Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s costs are described under the “Costs of the Reorganization” section of this Proxy Statement/Prospectus.  Proxies are expected to be solicited principally by mail, but the MCL Fund or Solicitor may also solicit proxies by telephone, facsimile, or personal interview.  The MCL Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request.  The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

 Other Meeting Matters

The Board is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

 Share Ownership by Large Shareholders, Management and Directors

A list of the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of the MCL Fund and the USC Fund, owned 5% or more of the outstanding shares of a class of such MCL Fund or the USC Fund, respectively, can be found at Exhibits B and C.

Information regarding the ownership of shares of the MCL Fund and the USC Fund by the Directors and executive officers of Bridgeway Funds can be found at Exhibits B and C.

OTHER MATTERS

 Capitalization

The following table sets forth, as of December 31, 2011, for the Reorganization, the total net assets, number of shares outstanding, and net asset value per share of each class of each Fund.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the USC Fund after it has combined with the MCL Fund.  The pro forma capitalization column in the table assumes that the Reorganization has taken place.  The capitalizations of the MCL Fund, the USC Fund, and their classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.  The information is unaudited.

	Micro-Cap Limited Fund (MCL Fund)	Ultra-Small Company Fund (USC Fund)	Pro Forma Adjustments	Ultra-Small Company Fund (pro forma)
Net assets	$ 19,870,969	$ 75,052,505		$ 94,923,474
Shares outstanding	3,218,443	3,064,738	(2,407,052) 1	3,876,129
Net asset value per share	$ 6.17	$ 24.49		$24.49

1           Reflects changes in shares outstanding assuming the Reorganization was consummated on December 31, 2011.

 Dissenters’ Rights

If the Reorganization is approved at the Meeting, MCL Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the MCL Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, MCL Fund shareholders will hold shares of the USC Fund, which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

 Shareholder Proposals

The Funds do not generally hold annual meetings of shareholders.  A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the MCL Fund hereafter called should send the proposal to the MCL Fund at the MCL Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed.  If the proposed Reorganization is approved and completed for the MCL Fund, shareholders of such MCL Fund will become shareholders of the USC Fund and, thereafter, will be subject to the notice requirements of the USC Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at a future meeting.  For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

WHERE TO FIND ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto, and the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made.  The SEC file number of the registrant of each Fund’s registration statement, which contains each Fund’s prospectus and related SAI, is 811-08200.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC.  Reports, proxy material, registration statements, and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549-1520.  Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-1520, at the prescribed rates.  The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC.

EXHIBIT A

Outstanding Shares of the MCL Fund

As of March 19, 2012, there were the following number of shares outstanding of the MCL Fund:

MCL Fund                                                                Number of Shares Outstanding

EXHIBIT B

Ownership of the MCL Fund

Significant Holders

Listed below are the name, address, and percent ownership of each person who, as of March 19, 2012, to the best knowledge of Bridgeway Funds owned 5% or more of the outstanding shares of the MCL Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the MCL Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*

Name and Address		_____%

__________

*Bridgeway Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Directors

To the best of the knowledge of the MCL Fund, the ownership of shares of the MCL Fund by executive officers and Directors of the MCL Fund as a group constituted less than 1% of outstanding shares of the MCL Fund as of March 19, 2012.

EXHIBIT C

Ownership of the USC Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of March 19, 2012, to the best knowledge of Bridgeway Funds owned 5% or more of the outstanding shares of the USC Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the USC Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*

Name and Address		_____%

__________

* Bridgeway Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Directors

To the best of the knowledge of the USC Fund, the ownership of shares of the USC Fund by executive officers and Directors of the USC Fund as a group constituted less than 1% of outstanding shares of the USC Fund as of March 19, 2012.

EXHIBIT D

FORM OF PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this _____ day of ______________, 2012 is adopted by Bridgeway Funds, Inc. (the “Corporation”), a corporation created under the laws of the State of Maryland, with its principal place of business at 20 Greenway Plaza, Suite 450, Houston, Texas, 77046 on behalf of two of its series, the Ultra-Small Company Fund (the “Acquiring Fund”) and the Micro-Cap Limited Fund (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund and (ii) the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund, all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Conversion of Share and Resulting Transfer of Assets.

(a)           Subject to the terms and conditions of this Plan, the Corporation agrees (i) to convert all of the shares of the Acquired Fund into that number of full and fractional shares of the Acquiring Fund determined in the manner set forth in this Section; and (ii) to cause all of the assets and liabilities of the Acquired Fund to become assets and liabilities of the Acquiring Fund, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business).  Prior to or contemporaneously with the Closing (as hereinafter defined), the Corporation (subject to Section 10 hereof), on behalf of the Acquired Fund, will (1) pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, brokerage commissions, and subject to Section 10 below), (2) discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the close of business (where hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the Valuation Date (as defined in Section 3) including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to the date of Closing and through the final taxable year ending with the Acquired Fund’s complete liquidation, and (3) to pay such contingent liabilities as the directors of the Corporation shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date (all of the assets of the Acquired Fund as of the Close of Business on the Valuation Date, less the liabilities of the Acquired Fund as of such date is referred to herein as the “Net Assets”).  The Corporation, on behalf of the Acquired Fund, shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date.  To the extent that any Acquired Fund Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b)           The number of shares of stock of the Acquiring Fund to be issued as a result of the conversion (including fractional shares, if any) shall be determined by dividing the Net Assets of the Acquired Fund by the net asset value of a share of the Acquiring Fund. The shares of stock of the Acquired Fund held by each Acquired Fund shareholder will be converted into that number of shares of stock of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of the shares of stock of the Acquired Fund held by such shareholder as of the Close of Business on the Valuation Date.

(c)           The conversion shall be accomplished by the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland and the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due  pursuant to this Section 1 based on the shareholders of the Acquired Fund’s respective holdings of shares as of the Close of Business on the Valuation Date.  Fractional shares of stock of the Acquiring Fund shall be carried to the third decimal place.  No certificates representing shares of stock of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d)           At the Closing, each outstanding certificate that, prior to Closing, represented shares of common stock of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e)           At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared on or prior to the Valuation Date, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a)           The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b)           The net asset value of a share of stock of the Acquiring Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c)           The net asset value of a share of stock of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The “Valuation Date” shall be [INSERT DATE] or such later date as the Corporation may designate.  The Closing shall take place at the principal office of the Corporation, at 20 Greenway Plaza, Suite 450, Houston, Texas, 77046, at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date.  Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Corporation, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Corporation.  The Corporation shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286.  The Corporation shall issue and deliver a certificate or certificates evidencing that shares of the Acquired Fund have been converted into shares of the Acquiring Fund as of the Close of Business on the Valuation Date.

4.	Representations and Warranties by the Corporation on behalf of the Acquired Fund

The Corporation, on behalf of the Acquired Fund, hereby represents and warrants the following as a necessary pre-condition to the consummation of the Reorganization:

(a)           The Corporation is authorized to issue 10,000,000 shares of common stock of the Acquired Fund, par value $0.001 per share.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b)           The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2011, and any subsequent financial statements, audited by BBD LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c)           The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d)           The statement of assets and liabilities to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of common stock of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)           At the Closing, the Corporation, on behalf of the Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f)           The Corporation has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

(g)           There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) or the Acquired Fund’s Prospectus.

(h)           The Corporation is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state.  The Corporation, of which the Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the Acquired Fund’s shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(i)           The Corporation has the necessary corporate power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(j)           The Corporation, on behalf of the Acquired Fund, is not a party to or obligated under any provision of its Articles of Incorporation (“Articles”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(k)           The Corporation, on behalf of the Acquired Fund, has full corporate power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan by the Corporation on behalf of the Acquired Fund have been validly authorized, and this Plan constitutes the Acquired Fund’s legal and valid obligation.

(l)           The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(m)           Neither the Corporation nor the Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n)           There are no legal, administrative or other proceedings or investigations against the Corporation on behalf of the Acquired Fund, or, to the Corporation’s knowledge, threatened, that would materially affect the Acquired Fund’s financial condition or the Acquired Fund’s ability to consummate the transactions contemplated by this Plan.  The Corporation, on behalf of the Acquired Fund, is not charged with or, to the Corporation’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(o)           The Corporation has duly filed, on behalf of the Acquired Fund, all Tax (as defined below) returns and reports (including information returns, elections, agreements, and declarations, collectively, the “Returns”) that are required to have been filed by the Acquired Fund, and all such Returns accurately state, in all materials respects, the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund.  The Corporation has, on behalf of the Acquired Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax Returns or on any actual or proposed deficiency assessments received with respect to the Acquired Fund.  The amounts established as provisions for Taxes in the books and records of the Acquired Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date.  No Tax Return filed by the Corporation on behalf of the Acquired Fund is currently being audited by the Internal Revenue Service or by any state, local or foreign taxing authority.  To the knowledge of the Corporation, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Fund or the assets of the Acquired Fund.  As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(p)           All information provided by the Corporation on behalf of the Acquired Fund for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(q)           Except for the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan by the Corporation on behalf of the Acquired Fund, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Maryland corporate laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

5.	Representations and Warranties by the Corporation on behalf of the Acquiring Fund

The Corporation, on behalf of the Acquiring Fund, hereby represents and warrants the following as a necessary pre-condition to the consummation of the Reorganization:

(a)           The Corporation is authorized to issue 15,000,000 shares of common stock of the Acquiring Fund, par value $0.001 per share.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights.  The shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b)           The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2011, and any subsequent financial statements, audited by BBD LLP, and any unaudited financial statements, fairly present the financial position of the Acquiring Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c)           At the Closing, shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public.

(d)           The statement of assets and liabilities of the Acquiring Fund to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e)           At the Closing, the Corporation, on behalf of the Acquiring Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f)           The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(g)           The Corporation has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

(h)           There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s registration statement on Form N-1A filed with the Commission or the Acquiring Fund’s Prospectus.

(i)           The Corporation is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state.  The Corporation, of which the Acquiring Fund is a separate series, is duly registered under the 1940 Act, as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the Acquiring Fund’s shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(j)           The Corporation has the necessary corporate power and authority to conduct its business and the business of the Acquiring Fund as such businesses are now being conducted.

(k)           The Corporation, on behalf of the Acquiring Fund, is not a party to or obligated under any provision of its Articles, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(l)           The Corporation, on behalf of the Acquiring Fund, has full corporate power and authority to enter into and perform its obligations under this Plan.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan by the Corporation on behalf of the Acquiring Fund have been validly authorized, and this Plan constitutes the Acquiring Fund’s legal and valid obligation.

(m)           Neither the Corporation nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(n)           There are no legal, administrative or other proceedings or investigations against the Corporation on behalf of the Acquiring Fund, or, to the Corporation’s knowledge, threatened, that would materially affect the Acquiring Fund’s financial condition or the Acquiring Fund’s ability to consummate the transactions contemplated by this Plan.  The Corporation, on behalf of the Acquiring Fund, is not charged with or, to the Corporation’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(o)           The Corporation has duly filed, on behalf of the Acquiring Fund, all Tax (as defined below) Returns that are required to have been filed by the Acquiring Fund, and all such Returns accurately state, in all materials respects, the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquiring Fund.  The Corporation has, on behalf of the Acquiring Fund, paid or made provision and properly accounted for all Taxes shown to be due on such Tax Returns or on any actual or proposed deficiency assessments received with respect to the Acquiring Fund.  The amounts established as provisions for Taxes in the books and records of each of the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquiring Fund, for all periods or fiscal years (or portions thereof) ending on or before the Close of Business on the Valuation Date.  No Tax Return filed by the Corporation on behalf of the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state, local or foreign taxing authority.  To the knowledge of the Corporation, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Acquiring Fund or the assets of the Acquiring Fund.

(p)           All information provided by the Corporation on behalf of the Acquiring Fund for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(q)           No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan by the Corporation on behalf of the Acquiring Fund, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, or state securities laws or Maryland corporate laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

6.	Obligations of the Corporation on behalf of the Acquired Fund

The Corporation, on behalf of the Acquired Fund, hereby covenants and agrees that:

(a)           The Corporation shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b)           The Corporation, on behalf of the Acquired Fund, shall not acquire the shares of common stock of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c)           The Corporation shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)           At the Closing the Corporation shall provide:

(1)           A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2)           A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of common stock of the Acquired Fund held by each shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of shares of the Acquiring Fund as a result of the transactions contemplated by this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3)           If requested by the Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to the Acquired Fund.

(4)           A statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code.

(e)           The Board of Directors of the Corporation shall call, and the Corporation shall hold, a meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Corporation shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.  The Corporation shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f)           At the Closing, the Corporation shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

7.           Obligations of the Corporation on behalf of the Acquiring Fund

The Corporation, on behalf of the Acquiring Fund, hereby covenants and agrees that:

(a)           The shares of common stock of the Acquiring Fund to be issued (via conversion of Acquired Fund shares) pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b)           The Corporation shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c)           The Corporation shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d)           At the Closing, the Corporation shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e)           The Corporation shall have filed with the Commission a registration statement relating to the shares of common stock of the Acquiring Fund issuable (via conversion of Acquired Fund shares) hereunder, and shall have used its best efforts to provide that such registration statement becomes effective as promptly as practicable.  At the time such registration statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the registration statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the registration statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.	Conditions Precedent to be Fulfilled by the Corporation on behalf of the Acquired Fund

Unless waived, the obligations of the Corporation, on behalf of the Acquired Fund, to consummate this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (1) all the representations and warranties contained herein by the Corporation on behalf of the Acquiring Fund shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Corporation on behalf of the Acquiring Fund shall have been performed at or prior to the Closing; and (3) the Corporation on behalf of the Acquiring Fund shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           The Corporation on behalf of the Acquiring Fund shall provide a copy of the resolutions approving this Plan adopted by the Corporation’s Board of Directors, certified by the Secretary or equivalent officer.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Corporation, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d)           That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)           That the Acquired Fund shall have declared on or prior to the Valuation Date, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income  for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g)           That prior to or at the Closing, the Corporation, on behalf of the Acquired Fund, shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Maryland, the terms of this Plan and in accordance with customary representations provided by the Corporation in certificates delivered to SRSY:

(1)           The conversion of the shares of the Acquired Fund into shares of the Acquiring Fund and the resulting transfer to the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and the assumption of its liabilities by, the Acquiring Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code;

(3)           No gain or loss will be recognized by the Acquiring Fund upon its receipt of all of the assets of, and its assumption of all of the liabilities of, the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund  pursuant to Section 1032(a) of the Code;

(4)           No gain or loss will be recognized by the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund pursuant to Section 361(c)(1) of the Code;

(5)           The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(6)           The holding periods of the assets of the Acquired Fund received by the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(7)           No gain or loss will be recognized by the shareholders of the Acquired Fund upon the conversion of the shares of the Acquired Fund into shares of the Acquiring Fund (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8)           The aggregate tax basis of the Acquiring Fund shares to be received by each Acquired Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund converted therefor pursuant to Section 358(a)(1) of the Code;

(9)           The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares converted in exchange therefor, provided that the shareholder held the Acquired Fund as a capital asset on the date of the Reorganization pursuant to Section 1223(l) of the Code; and

(10)           The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary,  Acquired Fund may not waive the conditions set forth in this Section 8(g).

(h)           That the Corporation’s registration statement with respect to the shares of common stock of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i)           That the shares of common stock of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Corporation with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be acquired by each Acquired Fund shareholder.

(j)           That at the Closing, the Corporation, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

9.	Conditions Precedent to be Fulfilled by the Corporation on behalf of the Acquiring Fund

Unless waived, the obligations of the Corporation, on behalf of the Acquiring Fund, to consummate this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a)           That (1) all the necessary representations and warranties contained herein by the Corporation on behalf of the Acquired Fund shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Corporation on behalf of the Acquired Fund shall have been performed at or prior to the Closing; and (3) the Corporation on behalf of the Acquired Fund shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b)           The Corporation on behalf of the Acquired Fund shall provide a copy of the resolutions approving this Plan adopted by the Corporation’s Board of Directors, certified by the Secretary or equivalent officer.

(c)           That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Corporation, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d)           That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)           That the Acquired Fund shall have declared prior to the Valuation Date and paid before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the date of Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(f)           That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g)           That the Corporation’s registration statement with respect to the shares of common stock of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h)           That the shares of common stock of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Corporation with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be acquired by each Acquired Fund shareholder.

(i)           That at the Closing, the Corporation, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(j)           That the Corporation, on behalf of the Acquiring Fund, received an opinion pursuant to and as set forth in Section 8(g).

10.	Fees and Expenses

The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Bridgeway Capital Management, Inc. (“BCM”) (except brokerage costs).

11.	Termination; Waiver; Order

(a)           Anything contained in this Plan to the contrary notwithstanding, the Corporation may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b)           If the transactions contemplated by this Plan have not been consummated by December 31, 2012, this Plan shall automatically terminate on that date, unless a later date is established by the Corporation.

(c)           In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Corporation, the Acquired Fund, the Acquiring Fund or its directors, officers, agents or shareholders in respect of this Plan.

(d)           At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Corporation (except as provided herein).

(e)            The respective representations and warranties and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Corporation, the Acquired Fund, the Acquiring Fund nor any of their respective officers, directors, agents or shareholders shall have any liability with respect to such representations and warranties or obligations after the Closing.  This provision shall not protect any officer, director or agent against any liability for which such officer, director or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)           If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Corporation to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.           Liability of the Corporation

The Corporation acknowledges that: (i) all obligations of the Corporation under this Plan are binding only with respect to the Corporation, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Corporation under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Corporation under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Corporation shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Corporation, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Corporation.

13.           Final Tax Returns and Forms 1099 of the Acquired Fund

(a)           After the Closing, the Corporation shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Corporation with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b)           Any expenses incurred by the Corporation or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax Returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by BCM at the time such Tax Returns and Forms 1099 are prepared.

14.	Amendments

This Plan may only be amended in writing at the direction of the Board of Directors of the Corporation.

15.           Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of laws.

The Corporation has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Bridgeway Funds, Inc., on behalf of Ultra-Small Company Fund and Micro-Cap Limited Fund

By_____________________________________
Michael D. Mulcahy, President and Director

Acknowledged by Bridgeway Capital
Management, Inc.

By __________________________________
Michael D. Mulcahy, President

EXHIBIT E

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  The financial highlights tables are included in the USC Fund’s prospectus and the MCL Fund’s prospectus (the MCL Fund prospectus which is incorporated by reference).  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year end periods has been audited by BBD, LLP whose report, along with the Funds’ financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

The financial highlights tables below provide additional information for the most recent six-month reporting period.  The information for the six-month semi-annual reporting period is unaudited.  Each Fund’s fiscal year end is June 30, and, accordingly, each Fund’s financial highlights table below contains information for the six-month period ended December 31, 2011.

Micro-Cap Limited Fund

The following schedule presents financial highlights for one share of the MCL Fund outstanding for the period indicated.

	Period ended December 31, 2011	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net Asset Value, Beginning of Period	$7.29	$5.47	$4.75	$7.05	$8.56	$11.10
Income from Investment Operations:
Net Investment Income (Loss) (a)	0.05	0.08	0.09	0.06	0.03	(0.01)
Net Realized and Unrealized Gain\(Loss)	(1.04)	1.85	0.69	(2.35)	(1.53)	(0.32)
Total from Investment Operations	(0.99)	1.93	0.78	(2.29)	(1.50)	(0.33)
Less Distributions to shareholders from:
Net Realized Gain	-	-	-	-	-	(2.21)
Net Investment Income	(0.13)	(0.11)	(0.06)	(0.01)	(0.01)	-
Total Distributions	(0.13)	(0.11)	(0.06)	(0.01)	(0.01)	(2.21)
Paid in Capital from Redemption Fees (a)	-	-	-	-	-	-
Net Asset Value, End of Period	$6.17	$7.29	$5.47	$4.75	$7.05	$8.56

Total Return	(13.58%)	35.47%	16.44%	(32.41%)	(17.49%)(d)	(3.37%)
Ratios and Supplemental Data:
Net Assets End of Period (000’s)	$19,871	$25,144	$20,726	$24,719	$38,136	$62,244
Expenses Before Waivers and Reimbursements (b)	0.49%(c)	0.32%(c)	0.00%(c)	0.87%	0.75%	0.84%
Expenses After Waivers and Reimbursements (b)	0.49%	0.32%	0.00%	0.87%	0.75%	0.84%
Net Income (Loss) After Waivers and Reimbursements (b)	1.66%	1.19%	1.73%	1.13%	0.36%	(0.09%)
Portfolio Turnover Rate	41%	111%	123%	151%	147%	133%

(a) Per share amounts calculated based on the average daily shares outstanding during the period.
(b) Annualized for periods less than one year.
(c) For the years ended June 30, 2009, June 30, 2010 and June 30, 2011 and the period ended December 31, 2011, the expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee.  Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements in the USC Fund’s semi-annual report to shareholders, dated December 31, 2011, for further information. The rate shown may not be indicative of the rate going forward.
(d) Total return may have been lower had various fees not been waived during the period.

Ultra-Small Company Fund

The following schedule presents financial highlights for one share of the USC Fund outstanding for the period indicated.

	Period ended December 31, 2011	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007
Net Asset Value, Beginning of Period	$29.65	$22.94	$19.76	$24.59	$37.65	$42.42
Income from Investment Operations:
Net Investment Income (Loss) (a)	0.11	0.07	0.19	0.23	0.03	0.12
Net Realized and Unrealized Gain\(Loss)	(4.96)	6.83	3.22	(5.03)	(8.67)	3.37
Total from Investment Operations	(4.85)	6.90	3.41	(4.80)	(8.64)	3.49
Less Distributions to shareholders from:

Net Realized Gain	-	-	-	-	(4.31)	(8.26)
Net Investment Income	(0.31)	(0.19)	(0.23)	(0.03)	(0.11)	-
Total Distributions	(0.31)	(0.19)	(0.23)	(0.03)	(4.42)	(8.26)
Paid in Capital from Redemption Fees (a)	-	-	-	-	-	-
Net Asset Value, nd of Period	$24.49	$29.65	$22.94	$19.76	$24.59	$37.65
Total Return	(16.34%)	30.12%	17.26%	(19.48%)	(24.59%)(c)	9.12%
Ratios and Supplemental Data:
Net Assets End of Period (000’s)	$75,053	$94,434	$81,582	$73,708	$94,933	$137,236
Expenses Before Waivers and Reimbursements (b)	1.22%	1.18%	1.17%	1.16%	1.07%	1.09%
Expenses After Waivers and Reimbursements (b)	1.22%	1.18%	1.17%	1.16%	1.07%	1.09%
Net Income (Loss) After Waivers and Reimbursements (b)	0.86%	0.27%	0.83%	1.23%	0.10%	0.31%
Portfolio Turnover Rate	29%	110%	133%	90%	102%	106%

(a) Per share amounts calculated based on the average daily shares outstanding during the period.
(b) Annualized for periods less than one year.
(c) Total return may have been lower had various fees not been waived during the period.

EXHIBIT F

Additional Information about the USC Fund

This Exhibit contains additional information regarding the Ultra-Small Company Fund (“USC” or the “Fund”).

FUND SUMMARY: ULTRA-SMALL COMPANY FUND

Investment Objective

The Fund seeks to provide a long-term total return on capital, primarily through capital appreciation.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of ultra-small companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase.  For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or Cap-Based Portfolio 10 Index as defined by the University of Chicago's Center for Research in Security Prices ("CRSP"). A majority of these stocks are listed on NASDAQ.  On June 30, 2011, the stocks in this group generally had a market capitalization of less than $578 million.  Bridgeway Capital Management, Inc. (the “Adviser”) selects stocks for the Fund using a proprietary statistically driven approach.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund may engage in active and frequent trading.

Principal Risks

The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time.

A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.  Moreover, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.

Investments in foreign securities can be more volatile than investments in U.S. securities.

Performance

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a broad measure of market performance. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results. Updated performance information is available on the Fund’s website at www.bridgeway.com or by calling 800-661-3550.

Ultra-Small Company Fund

Year by Year % Returns as of 12/31 of Each Year-
[INSERT BAR CHART]

34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010

Return from 1/1/11 through 9/30/11 was -25.43%.

	Quarter	Total Return
Best Quarter:	Q2 09	38.67%
Worst Quarter:	Q4 08	-27.19%

Average Annual Total Returns (For the periods ended 12/31/10)
	1 Year	5 Years	10 Years
Return Before Taxes	23.55%	3.17%	14.59%
Return After Taxes on Distributions(1)	23.37%	2.08%	12.62%
Return After Taxes on Distributions and Sale of Fund Shares(1)	15.41%	2.69%	12.60%
CRSP Cap- Based Portfolio 10 Index (reflects no deductions for fees, expenses or taxes)	29.55%	6.04%	15.36%

1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or  individual retirement plans.

Management of the Fund

Investment Adviser:  Bridgeway Capital Management, Inc.

Portfolio Manager(s): The Fund is team managed by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Investment management team leader	Since Fund inception
Elena Khoziaeva	Investment management team member	Since 2005
Michael Whipple	Investment management team member	Since 2005
Rasool Shaik	Investment management team member	Since 2007

Purchase and Sale of Fund Shares

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)
*some retirement plans may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Fund by mail, wire or telephone on any business day.

Tax Information

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Withdrawals from such tax-deferred arrangements may be taxed at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

ADDITIONAL FUND INFORMATION

Investment Objective

The following investment objectives may be changed by the Board of Directors without shareholder approval.  A Fund will notify shareholders at least 60 days prior to any change in its investment objective.  The Fund seeks to provide a long-term total return on capital, primarily through capital appreciation.

Principal Investment Strategies

The Ultra-Small Company Fund invests in a diversified portfolio of common stocks of ultra-small companies.  Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase.  For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 20% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 9 Index or Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of these stocks are listed on NASDAQ. On June 30, 2011, the stocks in this group generally had a market capitalization of less than $578 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 24 to 4,900 employees, produce annual revenues of $3 million to $1.05 billion and may be known for just one product or service.  The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in ultra-small company stocks at any point in time.

The Adviser selects stocks for the Fund using a proprietary statistically driven approach that spans various investment styles, including “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds (see “Closed Fund Status Definitions”). For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Fund Closing Commitment: This Fund was closed to all investors on December 10, 2001. The Bridgeway Funds’ Board of Directors voted on October 10, 2008 to re-open the Fund to current investors. However, additional shares can only be purchased directly from Bridgeway Funds. This size limitation is intended to keep the Fund “nimble” in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible. There is no assurance that this Fund will remain open to existing investors should assets increase to historic levels.

Temporary Investments

The Fund generally will be fully invested in accordance with its objective and strategies. However, the Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions. The use of temporary investments therefore is not a principal strategy as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

MANAGEMENT OF THE FUND

The Board of Directors of Bridgeway Funds oversees the Fund’s management, decides on matters of general policy and reviews the activities of the Fund’s Adviser. Bridgeway Capital Management, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046, acts as the investment adviser (the “Adviser”) to the Fund pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2011.

The Adviser is responsible for the investment and reinvestment of the Fund’s assets and provides personnel and certain administrative services for operation of the Fund’s daily business affairs. It formulates and implements a continuous investment program for the Fund consistent with its investment objectives, policies and restrictions.

For the fiscal year ended June 30, 2011, the Adviser received an investment management fee (as a percentage of the average daily net assets of the Fund) after taking into account any applicable management fee waivers and performance fee adjustments, of 0.90%.

The Adviser, pursuant to its Management Agreement with the Fund, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed a fiscal year expense ratio of 1.85% for the Fund (the “Expense Cap”).  Any material change to the Expense Cap would require a vote by shareholders of the applicable Fund.

Please see the SAI of the Fund for more detail on the management fee calculation.

How Are the Actively Managed Funds Managed?

The Adviser uses multiple statistically driven models to make investment decisions. As an actively managed Fund, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor’s understanding:

The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors within a single model results in a stock being included as a model “buy.”

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser never times the market or incorporates macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Fund’s favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

Who is the Investment Management Team?

Investment decisions for the Fund are based on statistically driven models run by the Investment Management Team. These models can apply to multiple funds. Therefore, the Investment Management Team is organized across two dimensions—models and funds. First, each team member is trained on a set of statistically driven models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more funds for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of the team members could manage a given model or fund. Roles and responsibilities rotate across models and funds to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

John Montgomery is the investment management team leader and lead portfolio manager for the Fund and has held that position since the Fund’s inception. John founded the Adviser in 1993. He holds a BA in Engineering and Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is an investment management team member and began working at the Adviser in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, is an investment management team member and began working at the Adviser in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. A Certified Public Accountant and Certified Internal Auditor, Michael worked in auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.

Rasool Shaik, CFA, is an investment management team member and began working for the Adviser in 2006 after earning an MBA with Honors from the University of Chicago Booth School of Business, which he attended from 2004 to 2006. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Engineering from Indian Institute of Technology (IIT) Bombay, India and an MS in Engineering from Michigan Technological University, Houghton, Michigan. Prior to business school, from 1997 to 2004, Rasool developed software algorithms to manage complex supply chains.

Additional Information About Investment Management Team Members.  The Bridgeway Funds’ SAI provides information about the actual compensation of Mr. Montgomery.  The SAI also provides information about the compensation structure of the Investment Management Team Members, ownership in each Bridgeway Fund and other accounts managed by the Investment Management Team Members.

Who is Bridgeway Capital Management?

Bridgeway Capital Management, Inc., a Texas corporation, was incorporated in 1993.  The Adviser offers competitively priced, expertly designed investment building blocks to selected institutions and advisors.  Statistically driven and grounded in academic theory, the Adviser’s disciplined investment process reflects our passion for logic, data and evidence.  Putting investors’ interests first at all times is a hallmark of the firm’s unique culture and core business values of integrity, performance, cost efficiency, and service.  Committed to community impact, the Adviser donates 50% of its investment advisory fee profits to non-profit organizations.

Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither Bridgeway Funds nor the Adviser:
•	takes part in directed brokerage arrangements,
•	participates in any soft dollar arrangements, or
•	has a brokerage relationship with any affiliated organization.

 Code of Ethics

Pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), Bridgeway Funds and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members.

Fund managers are encouraged to invest in shares of the Bridgeway Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Bridgeway Funds and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics may be obtained from our website under Forms & Literature. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Funds.

SHAREHOLDER INFORMATION

Net Asset Value (NAV)

The net asset value (“NAV”) per share of the Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. In determining the NAV, the Fund’s assets are valued primarily on the basis of market quotations. In cases of trading halts or in other circumstances when quotations are not readily available for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Fund charges no sales loads, the price you pay for shares is the Fund’s NAV. The Fund is open for business every day the NYSE is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The NAV is calculated for the Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The NAV of the Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Fund has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise its expenses. The Fund reserve the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider the following activities to be excessive trading:
•	The sale or exchange of shares within a short period of time after the shares were purchased;
•	A series of transactions indicative of an excessive trading pattern or strategy; or
•	The Fund reasonably believes that a shareholder or person has engaged in such practices in connection with other Bridgeway Funds.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Fund, including:
•	potential dilution in the value of Fund shares,
•	interference with the efficient management of the Fund’s portfolio, and
•	increased brokerage and other transaction costs.

The Fund may invest in equities that have low liquidity and therefore may be more susceptible to these risks.

The Fund currently monitors trade activity to reduce the risk of market timing.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Fund by an investor is detected, the Adviser may prohibit that investor from future purchases in the Fund or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Fund’s policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Fund or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Fund for trading on behalf of its customers. To the extent required by applicable regulation, the Fund (or an agent of the Fund) enters into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Fund (or an agent of the Fund) monitors accounts of financial intermediaries and will encourage financial intermediaries to apply the Fund’s policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity, enforce the Fund’s policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Fund may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Fund’s policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Fund’s policy and may be rejected in whole or in part by the Fund. However, there can be no assurance that the Fund will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of the Fund to you. The Board of Directors of the Fund will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Fund to ensure that the levels of such management fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information. The minimum initial investment in any Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans may have lower minimum initial investments.

Directly From the Funds

Buying Shares. You can purchase shares directly from the Fund by either completing an application online at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website, or by calling 800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check).

Checks. Checks must be made payable to “Bridgeway Funds.”

Automated Clearing House (ACH). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. There is a limit of $25,000 on ACH purchases.
Wires. Call to notify us of your incoming wire and request wiring instructions. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Fund. Your financial institution may charge a fee for this service.

 From Fund Marketplaces

Shareholders may purchase and redeem Fund shares through selected mutual fund marketplaces. Check with your marketplace for availability. Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).

 Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.
Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account
By check Obtain an application by mail, fax or from our website. Complete the application and any other required documentation. Mail your application and any other documents and your check.	By check Complete an investment slip from a confirmation statement or write us a letter. Write your account number and Fund on your check. Mail the slip or letter and your check.
By wire
Obtain an application by mail, fax or from our website.
Complete the application and any other required documentation.
Call us to fax the completed application and documentation. We will open the account and assign an account number.
Instruct your bank to wire your money to us.
Mail us your original application and any other documentation.

By wire
Call to notify us of your incoming wire and request wiring instructions.
Note your fund and account number in the memo portion of your wire request.
Instruct your bank to wire your money to us.

Online
Logon to our website www.bridgeway.com.
Click the link “How to Invest” then “Open an Account Online.”
Complete the online steps.
We will electronically debit your purchase from your selected financial institution account.

Online
Logon to our website www.bridgeway.com.
Click the link “Shareholder Login.”
Login to your account.
 Follow the online steps.
We will electronically debit your purchase from your selected financial institution.

By automatic monthly ACH payment
Set-up can be done during the new account application process.
Online after logging on to your account under the link “Account Options.”
Write us to request an ACH providing us with your fund account number, dollar amount of the ACH, day of month you want the transaction to be processed on along with the bank name, address, ABA and account number, and type of banking account the funds will be drawn from.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Fund reserves the right to refuse purchase orders for any reason. For example, the Fund may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Fund effectively.

Redeeming Shares

Selling Shares. The Fund processes redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

How to Sell Shares from Your Account

By Mail:
Prepare a written request including:
•	Your name(s) and signature(s)
•	Your account number
•	The Fund name
•	The dollar amount or number of shares you want to sell
•	How to send your proceeds (by check, wire* or ACH*)
•	Obtain a Medallion signature guarantee (See “Medallion Signature Guarantee Requirements”)
•	Obtain other documentation (See “Medallion Signature Guarantee Requirements”)
•	Mail your request and documentation

By Telephone:
•	Call us with your request (unless you declined telephone privileges on your account application)
Provide the following information:
•	Exact name(s) in which the account is registered
•	Your account number
•	Additional form of identification
•	You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Online:
•	Logon to our website www.bridgeway.com.
•	Click the link “Shareholder Login.”
•	Login to your account.
•	Follow the online steps.

*Wire or ACH Redemptions. You may have your redemption proceeds sent by wire or ACH to you if you provided bank account information on your account application. Additional fees may apply for a Fedwire.

Medallion Signature Guarantee Requirements. To protect you and the Fund against fraud, certain redemption options will require a Medallion signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a Medallion signature guarantee for each owner, for any of the following:
•	Redemptions greater than $100,000 or more.
•	Changes to a shareholder’s record name.
•	Check redemption from an account for which the address or account registration has changed within the last 30 days.
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record.
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account.
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options.
•	The Fund and the transfer agent reserve the right to require a Medallion signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt the Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Exchanging Shares

Exchange Privileges.  You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

 How to Exchange Shares from Your Account

By Mail:
Prepare a written request including:
•	Your name(s) and signature(s)
•	Your account number
•	The Fund names you are exchanging
•	The dollar amount or number of shares you want to sell (and exchange)
•	Mail your request and documentation

By Telephone:
•	Call us with your request (unless you declined telephone authorization privileges on your account application)
Provide the following information:
•	Your account number
•	Exact name(s) in which the account is registered
•	Additional form of identification

Online:
•	Logon to our website www.bridgeway.com.
•	Click the link “Shareholder Login.”
•	Login to your account.
•	Follow the online steps.

Miscellaneous Information

Retirement Accounts. The Fund offers IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Fund may be purchased for various types of retirement plans, including IRAs. For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Also, when your account is opened, if no activity occurs in the account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

Householding. To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Fund pays dividends from net investment income and distributes realized capital gains annually, usually in December. The Fund occasionally may be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy 500 shares in the Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.  This is known as “buying a dividend.”

How Distributions Are Taxed. The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in the Fund.

In general, if you are a taxable investor in a taxable account, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a sale.  Beginning with the 2012 calendar year, the Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012.  Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.  If your account is held by your representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.  Additional information and updates regarding cost basis reporting and available shareholder elections will be on Bridgeway’s website at www.bridgeway.com as the information becomes available.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Closed Fund Status Definition

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Open to Existing Investors—Direct Only” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts managed in that style. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)
•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.
•
Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
•
Financial advisers with existing client accounts in a closed Fund, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients in the same closed Fund. However, advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•	Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts.

NOTE: The Ultra-Small Company Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds.

Eligible Investments into Funds Closed to New Investors and Current Shareholders
•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
•
Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

Note: The Ultra-Small Company Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds.

Part B
STATEMENT OF ADDITIONAL INFORMATION
April 5, 2012
To the
Registration Statement on Form N-14 Filed by:

Bridgeway Funds, Inc.
On behalf of Ultra-Small Company Fund

20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550

Relating to the May 30, 2012 Special Meeting of the Shareholders
of the following series of Bridgeway Funds, Inc.:

Micro-Cap Limited Fund

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 5, 2012 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of Micro-Cap Limited Fund to be held on May 30, 2012.  Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Bridgeway Funds, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046, or by calling (800) 661-3550.  You can also access this information at www.bridgewayfunds.com.

Table of Contents

Page
General Information	1
Incorporation by Reference	1
Pro Forma Financial Information	2

General Information

This Statement of Additional Information relates to the Plan of Reorganization between the Micro-Cap Limited Fund (the “MCL Fund”) and Ultra-Small Company Fund (the “USC Fund”), each a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), providing for: (i) the conversion of the shares of the MCL Fund into shares of the USC Fund and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund (the “Reorganization”).  Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this Statement of Additional Information

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.
Statement of Additional Information (“SAI”) dated October 31, 2011 for Bridgeway Funds, with respect to the USC Fund and the MCL Fund (filed via EDGAR on October 27, 2011, Accession No. 0001193125-11-283854).

2.
The unaudited financial statements included in the Bridgeway Funds Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2011, with respect to the MCL Fund and the USC Fund (filed via EDGAR on February [xx], 2012, Accession No. [xx]).

3.	Supplement dated February 13, 2012 to the MCL Fund and USC Fund’s Prospectus and SAI (filed via EDGAR on February 13, 2012, Accession No. 0001450791-12-000024).

Pro Forma Financial Information
Micro-Cap Limited Fund into
Ultra-Small Company Fund

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the MCL Fund and the USC Fund for the twelve month period ended December 31, 2011.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the MCL Fund and USC Fund, which are available in their annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Description of the Fund

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Note 2 - Reorganization

The accompanying unaudited pro forma information has been prepared to show the effect of the proposed reorganization of the MCL Fund into the USC Fund pursuant to a Plan of Reorganization (the "Plan") as of the beginning of the period as indicated below in the table.

Target Fund	Acquiring Fund	12 Month Period Ended
Micro-Cap Limited (MCL Fund)	Ultra-Small Company (USC Fund)	December 31, 2011

Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the USC Fund or its shareholders as a result of the Reorganization.  The MCL Fund and the USC Fund are both series of a registered open-end management investment company that issues its shares in separate series. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by the USC Fund in exchange for shares of the USC Fund and the distribution of such shares to MCL Fund shareholders in complete liquidation of the MCL Fund.  The table below shows the class and shares that MCL Fund shareholders would have received if the Reorganization were to have taken place on December 31, 2011.

Micro-Cap Limited Fund (MCL Fund) Share Class	Shares Exchanged	Ultra-Small Company Fund (USC Fund) Share Class
Class N	811,391	Class N

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the USC Fund, and the results of operations of the USC Fund for pre-reorganization periods will not be restated.  All securities held by the MCL Fund are expected to comply with the investment objectives, strategies and restrictions of the USC Fund at the date of the reorganization.

Note 3 -- Net Assets

The table below shows the net assets of the MCL Fund and the USC Fund and Pro Forma combined net assets as of the dates indicated.

Fund	Net Assets	As-of Date
Micro-Cap Limited (MCL Fund)	$ 19,870,969	December 31, 2011
Ultra-Small Company (USC Fund)	75,052,505	December 31, 2011
Fund (Pro Forma Combined)	$ 94,923,474	December 31, 2011

Note 4 – Pro Forma Adjustments

The table below reflects adjustments to expenses made to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 2.  The pro forma information has been derived from the books and records used in calculating the daily net asset values of the MCL Fund and USC Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense Category	Increase (decrease) in expense
Performance fees (1)	263,021
Accounting fees (2)	(42,516)
Transfer agent fees (2)	(30,000)
Professional fees (3)	(7,000)
Blue sky fees (4)	(17,200)
Reports to shareholders (5)	(1,480)

(1) Under the terms of the investment advisory contract of the USC Fund, there is no performance based fee. The performance fee has been adjusted to reflect this.

(2) Accounting services fees and Transfer agent fees were adjusted to reflect the fee rates for the combined assets for the USC Fund and reflect the efficiencies of operating as one fund.

(3) Professional fees were reduced to eliminate the effects of duplicative fees for audit as a result of combining into one fund.

(4) Blue sky fees were reduced to eliminate the effects of duplicative state registration fees.

(5) Reports to shareholder expenses were reduced to reflect the overall expected reduction in print costs of the combined funds.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code.

Note 5 -- Securities, Options, Futures and Other Investments Valuation

Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last price for the security on any exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Options are valued at the close if there is trading volume and if there is no trading volume, the bid on long positions and ask on the short positions. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds which invest primarily in securities that are valued at amortized cost, a Level 2 investment. Therefore, the money market funds are classified as Level 2 investments. The Funds’ total return swap values are derived by applying observable inputs to the outstanding notional values and are therefore classified as Level 2 investments also.

• Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2011 is shown below.  The Funds’ policy is to recognize transfers into, and transfers out, of each level of hierarchy as of the beginning of the reporting period. For the twelve months ended December 31, 2011, there were no transfers between Level 1 and Level 2 on any of the Funds.

Micro-Cap Limited (MCL Fund)

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,784,268	$--	$--	$19,784,268
Money Market Fund	--	66,086	--	66,086
Total Investments	$19,784,268	$66,086	$--	$19,850,354

 Ultra-Small Company (USC Fund)

	Level 1	Level 2	Level 3	Total
Common Stocks	$73,639,610	$--	$--	$73,639,610
Money Market Fund	--	1,515,640	--	1,515,640
Total Investments	$73,639,610	$1,515,640	$--	$75,155,250

(Pro Forma Combined)

	Level 1	Level 2	Level 3	Total
Common Stocks	$93,423,878	$--	$--	$93,423,878
Money Market Fund	--	1,581,726	--	1,581,726
Total Investments	$93,423,878	$1,581,726	$--	$95,005,604

During the twelve months ended December 31, 2011, there were no significant transfers between investment levels.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS’). ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04, and its impact on the financial statements has not been determined.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. A Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of a Fund. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2011, the Funds had securities on loan and related collateral with values shown below:

Fund                                                          Securities on Loan Value                                                      Value of Collateral

Micro-Cap Limited (MCL Fund                                                                               $   931,859                                        $   969,142
Ultra-Small Company (USC Fund)                                                                             3,870,055                                          4,031,825

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2011 the collateral consisted of an institutional money market fund.

Note 6 – Reorganization Costs

The MCL Fund is expected to incur an estimated $60,000 in Reorganization costs.  These costs represent the estimated non recurring expense of the MCL Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization.  The Adviser will bear 100% of these costs for the MCL Fund.  The USC Fund is not expected to incur any direct expenses in connection with the Reorganization.  The pro forma financial information has not been adjusted for any costs related to the Reorganization.

Note 7 - Accounting Survivor

The USC Fund will be the accounting survivor.  The surviving fund will have the portfolio management team, portfolio composition strategies, investment objective, expense structure, and policies/ restrictions of the USC Fund.

Note 8 – Tax Information

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders.  As such, a Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

At June 30, 2011 the MCL Fund had capital loss carryovers of approximately $3,902,694 expiring June 30, 2017 and $4,507,635 expiring June 30, 2018.  At June 30, 2011 the USC Fund had a capital loss carryovers of approximately $2,301,468 expiring June 30, 2017 and $1,365,778 expiring June 30, 2018.  For additional information regarding capital loss limitations, please see the section entitled Federal Income Tax Consequences in the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.

MICRO-CAP LIMITED FUND / ULTRA-SMALL COMPANY FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
December 31, 2011

Acquired Fund	Acquiring Fund			Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway			Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma		Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined		Limited Fund	Company Fund	Combined
Shares	Shares	Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 98.42%
			Aerospace & Defense - 1.18%
26,500	-	26,500	Astronics Corp.*	$ 948,965	$ -	$ 948,965
2,650	-	2,650	Astronics Corp., Class B*	96,063	-	96,063
4,000	-	4,000	SIFCO Industries, Inc.	79,760	-	79,760
						1,124,788
			Air Freight & Logistics - 1.55%
-	40,900	40,900	Air Transport Services Group, Inc.*	-	193,048	193,048
76,200	-	76,200	Pacer International, Inc.*	407,670	-	407,670
49,000	-	49,000	Park-Ohio Holdings Corp.*	874,160	-	874,160
						1,474,878
			Airlines - 0.44%
-	17,800	17,800	Hawaiian Holdings, Inc.*	-	103,240	103,240
91,000	-	91,000	Republic Airways Holdings, Inc.*	312,130	-	312,130
						415,370
			Auto Components - 0.65%
-	21,300	21,300	American Axle & Manufacturing Holdings, Inc.*	-	210,657	210,657
-	20,500	20,500	Standard Motor Products, Inc.	-	411,025	411,025
						621,682
			Biotechnology - 0.64%
700	-	700	Cytori Therapeutics, Inc.*	1,540	-	1,540
126,500	-	126,500	Vanda Pharmaceuticals, Inc.*	602,140	-	602,140
						603,680
			Building Products - 0.51%
39,500	-	39,500	NCI Building Systems, Inc.*	429,365	-	429,365
8,700	-	8,700	US Home Systems, Inc.	57,855	-	57,855
						487,220
			Capital Markets - 2.99%
43,600	-	43,600	Arlington Asset Investment Corp., Class A+	929,988	-	929,988
66,600	9,500	76,100	Calamos Asset Management, Inc., Class A	833,166	118,845	952,011
-	33,400	33,400	GFI Group, Inc.	-	137,608	137,608
-	18,400	18,400	Investment Technology Group, Inc.*	-	198,904	198,904
250,000	-	250,000	Ladenburg Thalmann Financial Services, Inc.*+	620,000	-	620,000
						2,838,511
			Chemicals - 1.43%
12,000	-	12,000	Arabian American Development Co.*	101,760	-	101,760
14,800	-	14,800	Core Molding Technologies, Inc.*	119,288	-	119,288
-	9,400	9,400	Innospec, Inc.*	-	263,858	263,858
-	3,100	3,100	Quaker Chemical Corp.	-	120,559	120,559
146,000	-	146,000	Spartech Corp.*	690,580	-	690,580
-	2,700	2,700	TPC Group, Inc.*	-	62,991	62,991
						1,359,036
			Commercial Banks - 5.75%
9,800	-	9,800	Access National Corp.	86,240	-	86,240
58,800	-	58,800	Ameris Bancorp*	604,464		604,464
-	4,900	4,900	BancFirst Corp.	-	183,946	183,946
72,000	13,300	85,300	Bancorp, Inc. (The)*	520,560	96,159	616,719
107,000	-	107,000	CoBiz Financial, Inc.	617,390	-	617,390
-	6,600	6,600	Enterprise Financial Services Corp.	-	97,680	97,680
20,000	-	20,000	Farmers Capital Bank Corp.*	89,800	-	89,800
45,000	-	45,000	First California Financial Group, Inc.*	146,700	-	146,700
30,400	-	30,400	First Community Bancshares, Inc.	379,392	-	379,392
40,200	-	40,200	Green Bankshares, Inc.*	50,652	-	50,652
67,800	-	67,800	Macatawa Bank Corp.*	154,584	-	154,584
20,900	-	20,900	Mercantile Bank Corp.*+	204,820	-	204,820
14,300	-	14,300	Merchants Bancshares, Inc.	417,560	-	417,560
38,700	-	38,700	Metro Bancorp, Inc.*	324,306	-	324,306
16,000	-	16,000	MetroCorp Bancshares, Inc.*	101,600	-	101,600
30,000	-	30,000	MidwestOne Financial Group, Inc.	438,600	-	438,600
-	13,900	13,900	Republic Bancorp, Inc., Class A	-	318,310	318,310
22,000	-	22,000	Trico Bancshares	312,840	-	312,840
44,460	-	44,460	United Community Banks, Inc.*	310,775	-	310,775
						5,456,378

Acquired Fund	Acquiring Fund		Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway		Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma	Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined	Limited Fund	Company Fund	Combined
Shares	Shares	Shares	Market Value	Market Value	Market Value
			Commercial Services & Supplies - 3.18%
107,700	-	107,700	Casella Waste Systems, Inc., Class A*	$ 689,280	$ -	$ 689,280
12,700	-	12,700	CECO Environmental Corp.	71,755	-	71,755
125,400	17,500	142,900	Cenveo, Inc.*	426,360	59,500	485,860
-	4,700	4,700	Consolidated Graphics, Inc.*	-	226,916	226,916
-	24,200	24,200	EnergySolutions, Inc.*	-	74,778	74,778
35,000	11,700	46,700	Intersections, Inc.	388,150	129,753	517,903
-	8,200	8,200	Multi-Color Corp.	-	210,986	210,986
100,000	-	100,000	Perma-Fix Environmental Services*	155,000	-	155,000
100,000	-	100,000	Standard Register Co. (The)	233,000	-	233,000
-	4,300	4,300	Team, Inc.*	-	127,925	127,925
37,800	-	37,800	TRC Cos., Inc.*	227,178	-	227,178
						3,020,581
			Communications Equipment - 2.14%
75,400	-	75,400	CalAmp Corp.*	320,450	-	320,450
29,400	-	29,400	Communications Systems, Inc.	413,364	-	413,364
-	14,500	14,500	Ituran Location & Control, Ltd.	-	198,215	198,215
30,000	-	30,000	Tessco Technologies, Inc.	414,600	-	414,600
281,400	-	281,400	UTStarcom Holdings Corp.*	388,332	-	388,332
128,500	-	128,500	ZST Digital Networks, Inc.*	291,695	-	291,695
						2,026,656
			Computers & Peripherals - 0.73%
84,200	-	84,200	Datalink Corp.*	695,492	-	695,492

			Construction & Engineering - 0.97%
-	10,800	10,800	Dycom Industries, Inc.*	-	225,936	225,936
-	9,200	9,200	Layne Christensen Co.*	-	222,640	222,640
14,500	-	14,500	Northwest Pipe Co.*	331,470	-	331,470
-	19,300	19,300	Pike Electric Corp.*	-	138,767	138,767
						918,813
			Consumer Finance - 1.32%
-	11,700	11,700	Advance America Cash Advance Centers, Inc.	-	104,715	104,715
200,000	-	200,000	CompuCredit Holdings Corp.*	740,000	-	740,000
12,100	-	12,100	Nicholas Financial, Inc.+	155,122	-	155,122
7,000	-	7,000	White River Capital, Inc.	141,750	-	141,750
-	1,500	1,500	World Acceptance Corp.*	-	110,250	110,250
						1,251,837
			Containers & Packaging - 0.52%
14,000	-	14,000	AEP Industries, Inc.*	394,100	-	394,100
-	8,200	8,200	Myers Industries, Inc.	-	101,188	101,188
						495,288
			Distributors - 0.18%
-	4,300	4,300	Core-Mark Holding Co., Inc.	-	170,280	170,280

			Diversified Consumer Services - 1.25%
40,000	-	40,000	Collectors Universe	582,800	-	582,800
30,878	-	30,878	CPI Corp.	55,889	-	55,889
-	10,100	10,100	Lincoln Educational Services Corp.	-	79,790	79,790
29,000	-	29,000	Mac-Gray Corp.	399,910	-	399,910
28,233	-	28,233	School Specialty, Inc.*	70,583	-	70,583
						1,188,972
			Diversified Financial Services - 0.66%
26,000	-	26,000	Asset Acceptance Capital Corp.*	101,660	-	101,660
-	10,900	10,900	Interactive Brokers Group, Inc., Class A	-	162,846	162,846
19,100	-	19,100	MicroFinancial, Inc.	110,398	-	110,398
51,800	-	51,800	Primus Guaranty, Ltd.*+	253,820	-	253,820
						628,724

			Diversified Telecommunication Services - 0.97%
9,900	-	9,900	Alaska Communications Systems Group, Inc.	29,799	-	29,799
32,800	-	32,800	HickoryTech Corp.	363,424	-	363,424
-	7,700	7,700	IDT Corp., Class B	-	72,226	72,226
86,000	-	86,000	Multiband Corp.*+	277,780	-	277,780
-	74,000	74,000	Vonage Holdings Corp.*	-	181,300	181,300
						924,529
			Electrical Equipment - 1.26%
30,000	-	30,000	Allied Motion Technologies, Inc.	169,200	-	169,200
58,000	-	58,000	Coleman Cable, Inc.*	504,600	-	504,600
50,400	-	50,400	Jinpan International, Ltd.+	410,508	-	410,508
7,000	-	7,000	SL Industries, Inc.*	113,400	-	113,400
						1,197,708

Acquired Fund	Acquiring Fund		Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway		Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma	Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined	Limited Fund	Company Fund	Combined
Shares	Shares	Shares	Market Value	Market Value	Market Value
			Electronic Equipment, Instruments & Components - 4.44%
106,800	-	106,800	Agilysys, Inc.*	$ 849,060	-	$ 849,060
-	29,500	29,500	Brightpoint, Inc.*	-	317,420	317,420
-	12,700	12,700	GSI Group, Inc.*	-	129,921	129,921
35,000	-	35,000	GTSI Corp.*	147,000	-	147,000
-	19,900	19,900	Insight Enterprises, Inc.*	-	304,271	304,271
9,300	-	9,300	Micronetics, Inc.*	73,284	-	73,284
-	17,600	17,600	NAM TAI Electronics, Inc.	-	93,456	93,456
128,000	-	128,000	Netlist, Inc.*	321,280	-	321,280
27,100	19,600	46,700	PC Connection, Inc.	300,539	217,364	517,903
62,500	-	62,500	PC Mall, Inc.*	392,500	-	392,500
48,900	-	48,900	Richardson Electronics, Ltd.	600,981	-	600,981
-	22,000	22,000	Sanmina-SCI Corp.*	-	204,820	204,820
10,500	-	10,500	Wayside Technology Group, Inc.	127,575	-	127,575
-	7,900	7,900	Zygo Corp.*	-	139,435	139,435
						4,218,906
			Energy Equipment & Services - 2.12%
-	3,000	3,000	Dawson Geophysical Co.*	-	118,590	118,590
-	43,800	43,800	Hercules Offshore, Inc.*	-	194,472	194,472
-	18,100	18,100	Pioneer Drilling Co.*	-	175,208	175,208
48,200	-	48,200	Mitcham Industries, Inc.*	1,052,688	-	1,052,688
65,500	-	65,500	TGC Industries, Inc.*	467,670	-	467,670
						2,008,628
			Food & Staples Retailing - 1.85%
-	7,000	7,000	Pantry, Inc. (The)*	-	83,790	83,790
62,500	-	62,500	Pizza Inn Holdings, Inc.*+	343,750	-	343,750
-	6,000	6,000	Spartan Stores, Inc.	-	111,000	111,000
42,000	11,800	53,800	Susser Holdings Corp.*	950,040	266,916	1,216,956
						1,755,496
			Food Products - 0.51%
-	9,000	9,000	Chiquita Brands International, Inc.*	-	75,060	75,060
40,000	-	40,000	Coffee Holding Co., Inc.+	313,600	-	313,600
-	17,000	17,000	Smart Balance, Inc.*	-	91,120	91,120
						479,780
			Health Care Equipment & Supplies - 1.81%
70,000	-	70,000	DynaVox, Inc., Class A*	254,800	-	254,800
-	4,900	4,900	Greatbatch, Inc.*	-	108,290	108,290
-	2,700	2,700	Orthofix International NV*	-	95,121	95,121
115,000	45,000	160,000	RTI Biologics, Inc.*	510,600	199,800	710,400
58,900	-	58,900	Synergetics USA, Inc.*	434,682	-	434,682
70,000	-	70,000	Theragenics Corp.*	117,600	-	117,600
						1,720,893
			Health Care Providers & Services - 6.78%
16,500	-	16,500	Advocat, Inc.	91,575	-	91,575
160,000	-	160,000	Alliance HealthCare Services, Inc.*	201,600	-	201,600
76,100	-	76,100	Cross Country Healthcare, Inc.*	422,355	-	422,355
-	13,400	13,400	Ensign Group, Inc. (The)	-	328,300	328,300
188,900	16,500	205,400	Five Star Quality Care, Inc.*	566,700	49,500	616,200
-	13,000	13,000	Healthways, Inc.*	-	89,180	89,180
-	17,400	17,400	Kindred Healthcare, Inc.*	-	204,798	204,798
224,300	20,300	244,600	Metropolitan Health Networks, Inc.*	1,675,521	151,641	1,827,162
-	5,800	5,800	National Healthcare Corp.	-	243,020	243,020
50,000	-	50,000	Providence Service Corp. (The)*	688,000	-	688,000
259,100	-	259,100	RadNet, Inc.*	551,883	-	551,883
-	6,800	6,800	Triple-S Management Corp., Class B*	-	136,136	136,136
52,500	-	52,500	U.S. Physical Therapy, Inc.	1,033,200	-	1,033,200
						6,433,409
			Health Care Technology - 0.92%
30,000	17,500	47,500	HealthStream, Inc.*	553,500	322,875	876,375

			Hotels, Restaurants & Leisure - 5.76%
-	11,100	11,100	Ameristar Casinos, Inc.	-	191,919	191,919
48,400	7,400	55,800	Caribou Coffee Co., Inc.*	675,180	103,230	778,410
100,000	-	100,000	Carrols Restaurant Group, Inc.*	1,157,000	-	1,157,000
-	3,300	3,300	CEC Entertainment, Inc.	-	113,685	113,685
137,800	-	137,800	Great Wolf Resorts, Inc.*	399,620	-	399,620
-	12,900	12,900	Isle of Capri Casinos, Inc.*	-	60,243	60,243
20,000	-	20,000	Kona Grill, Inc.*	122,400	-	122,400
35,700	-	35,700	Luby’s, Inc.*	161,007	-	161,007
88,800	-	88,800	Multimedia Games Holding Co., Inc.*	705,072	-	705,072
64,600	-	64,600	O’Charleys, Inc.*+	354,654	-	354,654
-	3,300	3,300	Papa John’s International, Inc.*	-	124,344	124,344
-	3,500	3,500	Red Robin Gourmet Burgers, Inc.*	-	96,950	96,950
164,000	-	164,000	Town Sports International Holdings, Inc.*	1,205,400	-	1,205,400
						5,470,704

Acquired Fund	Acquiring Fund		Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway		Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma	Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined	Limited Fund	Company Fund	Combined
Shares	Shares	Shares	Market Value	Market Value	Market Value
			Household Durables - 1.47%
23,000	-	23,000	Bassett Furniture Industries, Inc.	$ 172,270	-	$ 172,270
13,800	-	13,800	CSS Industries, Inc.	274,896	-	274,896
-	7,700	7,700	Libbey, Inc.*	-	98,098	98,098
59,400	-	59,400	Lifetime Brands, Inc.	721,116	-	721,116
5,446	-	5,446	Skyline Corp.	23,690	-	23,690
-	15,200	15,200	Zagg, Inc.*+	-	107,464	107,464
						1,397,534

			Insurance - 2.67%
-	19,000	19,000	American Equity Investment Life Holding Co.	-	197,600	197,600
77,400	33,200	110,600	Crawford & Co., Class B	476,784	204,512	681,296
-	10,100	10,100	Employers Holdings, Inc.	-	182,709	182,709
-	15,000	15,000	Flagstone Reinsurance Holdings SA	-	124,350	124,350
-	4,700	4,700	Infinity Property & Casualty Corp.	-	266,678	266,678
46,100	-	46,100	Hallmark Financial Services*	322,239	-	322,239
-	16,400	16,400	Maiden Holdings, Ltd.	-	143,664	143,664
-	14,300	14,300	Meadowbrook Insurance Group, Inc.	-	152,724	152,724
130,000	-	130,000	Universal Insurance Holdings, Inc.	465,400	-	465,400
						2,536,660
			Internet & Catalog Retail - 0.56%
183,500	-	183,500	1-800-Flowers.com, Inc., Class A*	403,700	-	403,700
-	9,600	9,600	Nutrisystem, Inc.#	-	124,128	124,128
						527,828
			Internet Software & Services - 0.62%
79,100	-	79,100	EasyLink Services International Corp., Class A*	314,818	-	314,818
-	9,100	9,100	Internet Initiative Japan, Inc. - Sponsored ADR	-	80,535	80,535
100	-	100	Quepasa Corp.*	332	-	332
-	36,100	36,100	United Online, Inc.	-	196,384	196,384
						592,069
			IT Services - 2.03%
15,300	-	15,300	Analysts International Corp.*	85,374	-	85,374
43,300	-	43,300	Computer Task Group, Inc.*	609,664	-	609,664
19,000	-	19,000	Dynamics Research Corp.*	215,460	-	215,460
-	7,500	7,500	Heartland Payment Systems, Inc.	-	182,700	182,700
22,300	-	22,300	Innodata Isogen, Inc.*	87,862	-	87,862
56,000	-	56,000	LML Payment Systems, Inc.*	130,480	-	130,480
34,550	-	34,550	MoneyGram International, Inc.*	613,262	-	613,262
						1,924,802
			Leisure Equipment & Products - 1.27%
220,700	-	220,700	Smith & Wesson Holding Corp.*	962,252	-	962,252
-	7,200	7,200	Sturm Ruger & Co., Inc.	-	240,912	240,912
						1,203,164
			Life Sciences Tools & Services - 0.78%
101,900	-	101,900	Cambrex Corp.*	731,642	-	731,642
2,055	-	2,055	Complete Genomics, Inc.*	6,021	-	6,021
						737,663
			Machinery - 3.86%
-	10,400	10,400	Alamo Group, Inc.	-	280,072	280,072
-	8,300	8,300	Briggs & Stratton Corp.	-	128,567	128,567
44,500	-	44,500	Hardinge, Inc.	358,225	-	358,225
14,800	-	14,800	Hurco Cos., Inc.*	310,800	-	310,800
-	5,000	5,000	Kadant, Inc.*	-	113,050	113,050
53,700	-	53,700	Lydall, Inc.*	509,613	-	509,613
50,000	10,200	60,200	Miller Industries, Inc.	786,500	160,446	946,946
-	19,900	19,900	Trimas Corp.*	-	357,205	357,205
-	8,200	8,200	Twin Disc, Inc.	-	297,824	297,824
55,071	-	55,071	Xerium Technologies, Inc.*+	360,164	-	360,164
						3,662,466
			Marine - 0.82%
28,000	-	28,000	International Shipholding Corp.	523,320	-	523,320
-	30,100	30,100	Navios Maritime Holdings, Inc.	-	107,457	107,457
170,000	-	170,000	Star Bulk Carriers Corp.	151,334	-	151,334
						782,111
			Media - 1.72%
67,300	-	67,300	Ballantyne Strong, Inc.*	275,257	-	275,257
18,000	-	18,000	Fisher Communications, Inc.*	518,940	-	518,940
250,000	-	250,000	Gray Television, Inc.*	405,000	-	405,000
-	28,200	28,200	Sinclair Broadcast Group, Inc., Class A	-	319,506	319,506
38,700	-	38,700	Spanish Broadcasting System, Inc., Class A*	116,100	-	116,100
						1,634,803

Acquired Fund	Acquiring Fund		Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway		Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma	Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined	Limited Fund	Company Fund	Combined
Shares	Shares	Shares	Market Value	Market Value	Market Value
			Metals & Mining - 2.74%
91,400	-	91,400	China Gerui Advanced Materials Group, Ltd.*+	$ 306,190	$ -	$ 306,190
23,700	-	23,700	Friedman Industries, Inc.	247,665	-	247,665
55,000	-	55,000	Handy & Harman, Ltd.*	544,500	-	544,500
-	6,700	6,700	Materion Corp.*	-	162,676	162,676
27,010	-	27,010	Rare Element Resources, Ltd.*	87,783	-	87,783
31,000	2,500	33,500	Universal Stainless & Alloy*	1,158,160	93,400	1,251,560
						2,600,374
			Oil, Gas & Consumable Fuels - 3.18%
6,400	-	6,400	Adams Resources & Energy, Inc.	185,472	-	185,472
-	20,000	20,000	Alon USA Energy, Inc.	-	174,200	174,200
75,500	-	75,500	Callon Petroleum Co.*	375,235	-	375,235
127,800	-	127,800	Crimson Exploration, Inc.*	365,508	-	365,508
-	23,500	23,500	Delek US Holdings, Inc.	-	268,135	268,135
69,500	-	69,500	PostRock Energy Corp.*	195,295	-	195,295
35,000	-	35,000	REX American Resources Corp.*	773,850	-	773,850
65,000	-	65,000	SMF Energy Corp.	185,900	-	185,900
151,500	-	151,500	Warren Resources, Inc.*	493,890	-	493,890
						3,017,485
			Paper & Forest Products - 1.09%
77,400	18,000	95,400	Mercer International, Inc.*	472,140	109,800	581,940
-	6,500	6,500	Neenah Paper, Inc.	-	145,080	145,080
60,400	-	60,400	Orient Paper, Inc.*	196,300	-	196,300
113,900	-	113,900	Verso Paper Corp.*	109,344	-	109,344
						1,032,664
			Personal Products - 0.49%
-	5,400	5,400	Elizabeth Arden, Inc.*	-	200,016	200,016
15,800	-	15,800	Natural Alternatives International, Inc.*	139,356	-	139,356
8,100	-	8,100	Nature’s Sunshine Products, Inc.*+	125,712	-	125,712
						465,084
			Pharmaceuticals - 0.09%
12,000	-	12,000	Heska Corp.*	87,600	-	87,600

			Professional Services - 2.62%
50,000	-	50,000	Franklin Covey Co.*	423,500	-	423,500
42,000	-	42,000	GP Strategies Corp.*	566,160	-	566,160
-	6,700	6,700	Insperity, Inc.	-	169,845	169,845
100,000	18,600	118,600	On Assignment, Inc.*	1,118,000	207,948	1,325,948
						2,485,453
			Real Estate Investment Trusts (REITs) - 6.18%
26,160	-	26,160	Agree Realty Corp.	637,781	-	637,781
131,800	31,300	163,100	ARMOUR Residential REIT, Inc.+	929,190	220,665	1,149,855
110,300	-	110,300	Capital Trust, Inc., Class A*+	248,175	-	248,175
383,600	-	383,600	Gramercy Capital Corp.*	959,000	-	959,000
-	21,900	21,900	iStar Financial, Inc.*+	-	115,851	115,851
283,700	-	283,700	MPG Office Trust, Inc.*+	564,563	-	564,563
-	31,600	31,600	Newcastle Investment Corp.	-	146,940	146,940
53,500	-	53,500	One Liberty Properties, Inc.	882,750	-	882,750
-	26,633	26,633	RAIT Financial Trust+	-	126,507	126,507
-	21,700	21,700	Retail Opportunity Investments Corp.	-	256,928	256,928
-	6,700	6,700	Sabra Health Care REIT, Inc.	-	81,003	81,003
67,900	-	67,900	Winthrop Realty Trust	690,543	-	690,543
						5,859,896
			Real Estate Management & Development - 0.14%
-	12,800	12,800	IRSA Inversiones y Representaciones SA - Sponsored ADR	-	132,736	132,736

			Road & Rail - 1.87%
33,000	-	33,000	Covenant Transportation Group, Inc., Class A*	98,010	-	98,010
95,500	9,100	104,600	Quality Distribution, Inc.*	1,074,375	102,375	1,176,750
30,600	-	30,600	Saia, Inc.*	381,888	-	381,888
6,300	-	6,300	Universal Truckload Services, Inc.	114,345	-	114,345
						1,770,993
			Semiconductors & Semiconductor Equipment - 1.22%
-	8,200	8,200	IXYS Corp.*	-	88,806	88,806
112,200	63,700	175,900	Photronics, Inc.*	682,176	387,296	1,069,472
						1,158,278
			Software - 0.75%
50,700	-	50,700	Cinedigm Digital Cinema Corp., Class A*	69,966	-	69,966
141,000	-	141,000	Majesco Entertainment Co.*+	344,040	-	344,040
13,400	-	13,400	QAD, Inc., Class A*	140,700	-	140,700
15,000	-	15,000	QAD, Inc., Class B*	155,250	-	155,250
						709,956

Acquired Fund	Acquiring Fund		Acquired Fund	Acquiring Fund
Bridgeway	Bridgeway		Bridgeway	Bridgeway
Micro-Cap	Ultra-Small	Pro Forma	Micro-Cap	Ultra-Small	Pro Forma
Limited Fund	Company Fund	Combined	Limited Fund	Company Fund	Combined
Shares	Shares	Shares	Market Value	Market Value	Market Value
			Specialty Retail - 4.40%
-	3,200	3,200	America’s Car-Mart, Inc.*	$ -	$ 125,376	$ 125,376
14,600	-	14,600	Cache, Inc.*	90,374	-	90,374
86,000	11,100	97,100	Conn’s, Inc.*	954,600	123,210	1,077,810
122,100	-	122,100	Cost Plus, Inc.*#	1,190,475	-	1,190,475
-	6,700	6,700	hhgregg, Inc.*+	-	96,815	96,815
-	5,900	5,900	Lithia Motors, Inc., Class A	-	128,974	128,974
-	19,400	19,400	Pep Boys-Manny, Moe & Jack (The)	-	213,400	213,400
-	11,800	11,800	Select Comfort Corp.*	-	255,942	255,942
46,200	-	46,200	TravelCenters of America LLC*	196,350	-	196,350
4,500	-	4,500	Winmark Corp.	258,165	-	258,165
142,300	-	142,300	Zale Corp.*	542,163	-	542,163
						4,175,844
			Textiles, Apparel & Luxury Goods - 1.32%
22,500	-	22,500	Delta Apparel, Inc.*	429,525	-	429,525
14,900	-	14,900	DGSE Cos., Inc.*+	108,174	-	108,174
-	8,300	8,300	Movado Group, Inc.	-	150,811	150,811
-	5,600	5,600	Oxford Industries, Inc.	-	252,672	252,672
35,000	-	35,000	Rocky Brands, Inc.*	315,700	-	315,700
						1,256,882
			Thrifts & Mortgage Finance - 3.29%
27,800	-	27,800	BankFinancial Corp.	153,456	-	153,456
7,000	-	7,000	Beacon Federal Bancorp, Inc.	97,090	-	97,090
29,300	-	29,300	BofI Holding, Inc.*	476,125	-	476,125
529,000	-	529,000	Doral Financial Corp.*	505,724	-	505,724
36,700	-	36,700	First Financial Holdings, Inc.	327,731	-	327,731
37,000	-	37,000	First Pactrust Bancorp, Inc.+	379,250	-	379,250
35,500	-	35,500	Meridian Interstate Bancorp, Inc.*	441,975	-	441,975
31,200	-	31,200	United Financial Bancorp, Inc.	502,008	-	502,008
-	18,100	18,100	ViewPoint Financial Group	-	235,481	235,481
						3,118,840
			Trading Companies & Distributors - 0.39%
-	11,400	11,400	DXP Enterprises, Inc.*	-	367,080	367,080

			Wireless Telecommunication Services - 0.34%
-	18,100	18,100	Leap Wireless International, Inc.*+	-	168,149	168,149
-	7,500	7,500	NTELOS Holdings Corp.	-	152,850	152,850
						320,999

			TOTAL COMMON STOCK - 98.42% (Cost $91,758,644)			93,423,878

			MONEY MARKET FUND - 1.67%
1,515,640	66,086	1,581,726	BlackRock FedFund (Rate = 0.01%^)	1,515,640	66,086	1,581,726
			TOTAL MONEY MARKET FUND - 1.67% (Cost $1,581,726)			1,581,726

			TOTAL INVESTMENTS - 100.09% (Cost $93,340,370)			$ 95,005,604
			Liabilities in Excess of Assets - (0.09%)			(82,130)
			NET ASSETS - 100.00%			$ 94,923,474

See Notes to Financial Statements
* Non-income producing security.
# Securities, or a portion thereof, segregated to cover the Fund's potential obligations under swap agreements. The total value of segregated assets is $1,341,603.
^ Rate disclosed as of December 31, 2011.
+ This security or a portion of the security is out on loan at December 31, 2011. Total loaned securities had a value of $4,801,914 at December 31, 2011.
ADR - American Depository Receipt
PLC - Public Limited Company

Micro-Cap Limited Fund
Ultra-Small Company Fund
Pro Forma Combined Statement of Assets and Liabilities
As of December 31, 2011

	Acquired Fund	Acquiring Fund
	Micro-Cap Limited	Ultra-Small Company	Pro Forma Adjustments		Pro Forma Combined
Assets:
Investments, at cost*	$ 19,668,079	$ 73,672,291	$ -		$ 93,340,370
Unrealized appreciation	182,275	1,482,959	-		1,665,234
Investments, at market value	19,850,354	75,155,250	-		95,005,604
Receivables:
Fund shares sold	600	25,100	-		25,700
Dividend and interest	24,211	128,925	-		153,136
Receivable from investment adviser	4,759	-	-		4,759
Total return swap	4,647	92,099	-		96,746
Prepaid expenses	8,289	13,214	-		21,503
Total Assets	19,892,860	75,414,588	-		95,307,448

Liabilities:
Payables:
Portfolio securities purchased	$ -	$ 276,793	$ -		$ 276,793
Investment adviser fees	-	54,915	-		54,915
Administration fees	628	2,373	-		3,001
Other	21,263	28,002	-		49,265
Total Liabilities	21,891	362,083	-		383,974

NET ASSETS	$ 19,870,969	$ 75,052,505	$ -		$ 94,923,474

NET ASSETS consist of:
Paid-in Capital	$ 28,285,378	$ 79,106,961	$ -		$ 107,392,339
Accumulated undistributed net investment income	165,674	313,812	-		479,486
Accumulated net realized loss on investments	(8,762,358)	(5,943,326)	-		(14,705,684)
Net unrealized appreciation on investments	182,275	1,575,058	-		1,757,333

Total Net Assets	$ 19,870,969	$ 75,052,505	$ -		$ 94,923,474

Shares of common stock outstanding of $0.001 par value*	3,218,443	3,064,738	(2,407,052)	(a)	3,876,129
Net asset value per share	$ 6.17	$ 24.49			$ 24.49

(a) Reflects the adjustment to the number of shares outstanding due to the conversion of shares.

See Notes to Pro Forma Combined Financial Statements.

Micro-Cap Limited Fund
Ultra-Small Company Fund
Pro Forma Combined Statement of Operations
For the 12 Months Ended December 31, 2011

	Acquired Fund	Acquiring Fund
	Micro-Cap Limited	Ultra-Small Company	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Dividends	$ 161,985	$ 1,159,718	$ -		$ 1,321,703
Less: foreign tax withheld	(2,900)	(363)			(3,263)
Securities lending	92,463	284,661	-		377,124
Total investment income	251,548	1,444,016	-		1,695,564

Expenses:
Investment Advisory fees - Base fee	207,427	783,196	-		990,623
Investment Advisory fees - Performance adjustment	(263,021)	-	263,021	(a)	-
Administration fees	8,662	32,727	-		41,389
Accounting fees	50,153	59,457	(42,516)	(b)	67,094
Transfer agent fees	41,606	47,229	(30,000)	(b)	58,835
Professional fees	14,451	36,783	(7,000)	(b)	44,234
Custody fees	4,466	13,370	-		17,836
Blue sky fees	22,272	5,753	(17,200)	(b)	10,825
Directors' and officers' fees	3,870	14,706	-		18,576
Shareholder servicing fees	10,012	7,842	-		17,854
Reports to shareholders	3,750	9,228	(1,480)	(b)	11,498
Miscellaneous expenses	7,611	28,550	-		36,161
Total expenses before waivers	111,259	1,038,841	164,825		1,314,925
Net Investment Income	140,289	405,175	(164,825)		380,639

Net Realized/Unrealized Gain on Investments:
Realized Gain/(Loss) on:
Investments	2,360,333	6,214,813	-		8,575,146
Swaps	62,602	(18,591)	-		44,011
Net Realized Gain	2,422,935	6,196,222	-		8,619,157
Change in Unrealized Appreciation/(Depreciation) on:
Invesments	(4,787,697)	(19,874,475)	-		(24,662,172)
Swaps	(3,663)	65,975	-		62,312
Net Change in Unrealized Depreciation	(4,791,360)	(19,808,500)	-		(24,599,860)
Net Realized and Unrealized Loss
on Investments	(2,368,425)	(13,612,278)	-		(15,980,703)
DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$ (2,228,136)	$ (13,207,103)	$ (164,825)		$ (15,600,064)

(a) Adjustment reflects the difference in the advisory fee as a result of consolidating assets into one fund.
Acquiring Fund does not have a performance based advisory fee.
(b) Adjustment to reflect cost savings as a result of combining into one fund.

See Notes to Pro Forma Combined Financial Statements.

BRIDGEWAY FUNDS, INC.
PART C
OTHER INFORMATION

Item 15.                      Indemnification

Article Tenth of the Articles of Incorporation, of Bridgeway Funds, Inc. (the “Registrant”), provides that any present or former director, officer, employee or agent of the Registrant, shall be entitled to indemnification to the fullest extent permitted by law, including under the Investment Company Act of 1940, as amended except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.                      Exhibits

(1)
(a)  Articles of Incorporation of Bridgeway Funds, Inc., dated as of October 19, 1993, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(b) Articles Supplementary, dated as of March 4, 2010, filed electronically as an exhibit to Post-Effective Amendment No. 27 on March 10, 2010, is hereby incorporated by reference.
(c) Articles of Amendment, dated as of June 28, 2010, filed electronically as an exhibit to Post-Effective Amendment No. 32 on October 27, 2010, is hereby incorporated by reference.
(d) Articles Supplementary, dated as of November 16, 2010, filed electronically as an exhibit to Post-Effective Amendment No. 34 on December 27, 2010, is hereby incorporated by reference.

1

(e) Articles of Amendment, dated as of January 14, 2011, filed electronically as an exhibit to Post-Effective Amendment No. 38 on May 31, 2011, is hereby incorporated by reference.
(f) Articles Supplementary, dated as of May 23, 2011, filed electronically as an exhibit to Post-Effective Amendment No. 38 on May 31, 2011, is hereby incorporated by reference.
(g) Articles Supplementary, dated as of February 10, 2012, filed electronically as an exhibit to the N-14 filed on February 14, 2012, is hereby incorporated by reference.
(2)
(a)  By-Laws of Bridgeway Funds, Inc., as amended, dated as of November 2, 1994, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(3)
(a)  See Articles Fifth, Seventh, Eighth and Ninth of the Articles of Incorporation of Bridgeway Funds, Inc. and Article IV of the Bylaws of Bridgeway Funds, Inc., which define the rights of shareholders.

(4)	(a) Form of Plan of Reorganization by and among the Registrant, on behalf of certain series portfolios, is attached to the Proxy Statement/Prospectus contained in this Registration Statement.
(5)
(a)  See Articles Fifth, Seventh, Eighth and Ninth of the Articles of Incorporation of Bridgeway Funds, Inc. and Article IV of the Bylaws of Bridgeway Funds, Inc., which define the rights of shareholders.

(6)
(a)  Management Agreement, dated as of October 22, 2003, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 30 on August 27, 2010, is hereby incorporated by reference.

(b)  Amendment to Management Agreement effective as of March 23, 2004, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(c)  Amendment to Management Agreement effective as of April 1, 2005, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 22 on October 28, 2005, is hereby incorporated by reference.

(d)  Amendment to Management Agreement effective as of June 7, 2006, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, is hereby incorporated by reference.

2

(e)  Amendment to Management Agreement effective as of May 28, 2010, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(f)  Amendment to Management Agreement effective as of July 1, 2010, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 30 on August 27, 2010, is hereby incorporated by reference.

(g)  Amendment to Management Agreement effective as of December 31, 2010, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(h)  Amendment to Management Agreement effective as of August 31, 2011, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(i)  Amendment to Management Agreement effective as of February 10, 2012, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed electronically as an exhibit to the N-14 filed on February 14, 2012, is hereby incorporated by reference.

(j)  Amendment to Management Agreement effective as of February 10, 2012, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed electronically as an exhibit to the N-14 filed on February 14, 2012, is hereby incorporated by reference.

(7)
(a)  Form of Dealer Agreement, by and between Bridgeway Funds, Inc. and Foreside Fund Services, LLC, filed electronically as an exhibit to Post-Effective Amendment No. 26 on October 27, 2009, is hereby incorporated by reference.

(b)  Amended and Restated Distribution Agreement, dated as of November 12, 2010, by and between Bridgeway Funds, Inc. and Foreside Fund Services LLC, filed electronically as an exhibit to Post-Effective Amendment No. 36 on March 18, 2011, is hereby incorporated by reference.

(c)  First Amendment to Amended and Restated Distribution Agreement effective as of December 31, 2010, by and between Bridgeway Funds, Inc. and Foreside Fund Services LLC, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

3

(d)  Second Amendment to Amended and Restated Distribution Agreement effective as of August 31, 2011, by and between Bridgeway Funds, Inc. and Foreside Fund Services LLC, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(8)	None.
(9)
(a)  Custodian Services Agreement dated as of June 1, 2006, by and between Bridgeway Funds, Inc. and PFPC Trust Company, filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, is hereby incorporated by reference.

(b)  Amendment to Custodian Services Fee Letter dated as of March 1, 2010, by and between Bridgeway Funds, Inc. and PFPC Trust Company, filed electronically as an exhibit to Post-Effective Amendment No. 27 on March 10, 2010, is hereby incorporated by reference.

(c)  Custodian Services Fee Letter dated as of June 1, 2006, by and between Bridgeway Funds, Inc. and PFPC Trust Company, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(d)  Notice of Assignment dated as of June 13, 2011, and effective as of July 18, 2011 of Custodian Services Agreement, by and between Bridgeway Funds, Inc. and PFPC Trust Company, to The Bank of New York Mellon, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(10)
(a)  Distribution, Assistance, Promotion and Servicing Plan, dated as of June 25, 2003, filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, is hereby incorporated by reference.

(b)  Bridgeway Funds, Inc. Rule 18f-3 Plan dated as of October 31, 2003, with Amended and Restated Schedule A dated as of August 31, 2011, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011 is hereby  incorporated by reference.

(11)	(a) Opinion and Consent of Stradley Ronon Stevens & Young, LLP is filed herewith as Exhibit EX-99.11.a
(12)	(a) Opinion of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders will be filed by Post-Effective Amendment.

4

(13)
(a)(i) Transfer Agency Services Agreement dated as of December 30, 2009, and effective as of February 20, 2010, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), filed electronically as an exhibit to Post-Effective Amendment No. 27 on March 10, 2010, is hereby incorporated by reference.

(ii) Amendment to Transfer Agency Services Agreement dated as of February 11, 2010, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., filed electronically as an exhibit to Post-Effective Amendment No. 29 on May 27, 2010, is hereby incorporated by reference.

(iii) Amended and Restated Exhibit A dated as of May 28, 2010, to Transfer Agency Services Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., filed electronically as an exhibit to Post-Effective Amendment No. 32 on October 27, 2010, is hereby incorporated by reference.

(iv) Amended and Restated Exhibit A dated as of December 30, 2010, to Transfer Agency Services Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(v) Form of Amended and Restated Exhibit A dated as of August 31, 2011, to Transfer Agency Services Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(b)(i) Amended and Restated Administrative Services Agreement dated as of July 1, 2009, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., with Amended and Restated Schedule A dated as of August 31, 2011, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(c)(i) Administration and Accounting Services Agreement dated as of December 30, 2009, and effective as of February 20, 2010, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., filed electronically as an exhibit to Post-Effective Amendment No. 27 on March 10, 2010, is hereby incorporated by reference.

(ii) Amended and Restated Exhibit A dated as of May 28, 2010, to Administration and Accounting Services Agreement, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., filed electronically as an exhibit to Post-Effective Amendment No. 32 on October 27, 2010, is hereby incorporated by reference.

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(iii) Amended and Restated Exhibit A dated as of December 30, 2010, to Administration and Accounting Services Agreement, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(iv)  Form of Amended and Restated Exhibit A dated as of August 31, 2011, to Administration and Accounting Services Agreement, by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(d)(i)    Fee Waiver Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., relating to the Small-Cap Momentum Fund filed electronically as an exhibit to Post-Effective Amendment No. 30 on August 27, 2010, is hereby incorporated by reference.

(ii)  Fee Waiver Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., relating to the Omni Tax-Managed Small-Cap Value Fund (formerly, Omni Small-Cap Value Fund), is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(iii) Form of Fee Waiver Agreement by and between Bridgeway Funds, Inc. and BNY Mellon Investment Servicing (US) Inc., relating to the Omni Small-Cap Value Fund, is filed electronically as an exhibit to Post-Effective Amendment No. 41 on October 27, 2011, is hereby  incorporated by reference.

(14)	(a) Consent of BBD, LLP is filed herewith as Exhibit EX-99.14.a.

(15)	Omitted Financial Statements – None.

(16)	(a) Powers of Attorney is filed herewith as Exhibit EX-99.16.a.

(17)	(a) Form of Proxy Card is filed herewith as Exhibit EX-99.17.a.

Item 17.                      Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act [17 CFR 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed by Post-Effective Amendment.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 24th day of February, 2012.

Bridgeway Funds, Inc. /s/ Michael D. Mulcahy Michael D. Mulcahy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael D. Mulcahy Michael D. Mulcahy	President and Director	February 24, 2012

/s/ John N.R. Montgomery John N. R. Montgomery	Vice President and Director	February 24, 2012

LINDA G. GIUFFRE* Linda G. Giuffre	Treasurer and Principal Financial Officer	February 24, 2012

KIRBYJON CALDWELL* Kirbyjon Caldwell	Director	February 24, 2012

KAREN S. GERSTNER* Karen S. Gerstner	Director	February 24, 2012

MILES D. HARPER, III* Miles D. Harper, III	Director	February 24, 2012

EVAN HARREL* Evan Harrel	Director	February 24, 2012

*By:   /s/ Michael D. Mulcahy
           Michael D. Mulcahy

as Attorney-in-Fact for each of the persons indicated (pursuant to powers of attorney filed herewith).

INDEX

Exhibit Number	Description
(11)(a)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP
(14)(a)	Consent of BBD, LLP
(16)(a)	Powers of Attorney
(17)(a)	Form of Proxy Card